-------------------------------------------------------------------------------
-------------------------------------------------------------------------------






                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                   REGISTRATION STATEMENT (NO. 33-17351) UNDER
                           THE SECURITIES ACT OF 1933





                           PRE-EFFECTIVE AMENDMENT NO.
                         POST-EFFECTIVE AMENDMENT NO. 28
                                       AND





              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940





                                AMENDMENT NO. 30





                               VANGUARD NEW JERSEY
                                 TAX-FREE FUNDS
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                               HEIDI STAM, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482





               IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE:
           ON JUNE 8, 2006, PURSUANT TO PARAGRAPH (B) OF RULE 485.

 VANGUARD/(R)/LOGO NEW-JERSEY TAX-EXEMPT FUNDS

>PROSPECTUS

INVESTOR AND ADMIRAL(TM} SHARES


JUNE 8, 2006



                                                  [SHIP LOGO][VANGUARD/(R)/LOGO]




VANGUARD NEW JERSEY TAX-EXEMPT MONEY MARKET FUND
VANGUARD NEW JERSEY LONG-TERM TAX-EXEMPT FUND








THIS PROSPECTUS CONTAINS FINANCIAL DATA FOR THE FUNDS THROUGH FISCAL YEAR ENDED NOVEMBER 30, 2005.


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VANGUARD NEW JERSEY TAX-EXEMPT FUNDS
Investor Shares and Admiral Shares
Prospectus
June 8, 2006


A Group of Federal and New Jersey State Tax-Exempt Income Mutual Funds



--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------
 1 AN INTRODUCTION TO TAX-EXEMPT INVESTING
 2 FUND PROFILES
  2 Vanguard New Jersey Tax-Exempt Money Market Fund
  5 Vanguard New Jersey Long-Term Tax-Exempt Fund
 8 MORE ON THE FUNDS
16 THE FUNDS AND VANGUARD
16 INVESTMENT ADVISOR
17 DIVIDENDS, CAPITAL GAINS, AND TAXES
19 SHARE PRICE
19 FINANCIAL HIGHLIGHTS
22 INVESTING WITH VANGUARD
   22 Buying Shares
   25 Converting Shares
   26 Redeeming Shares
   29 Exchanging Shares
   29 Frequent-Trading Limits
   31 Other Rules You Should Know
   34 Fund and Account Updates
   35 Contacting Vanguard
GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT

 This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 SHARE CLASS OVERVIEW

 Vanguard New Jersey Long-Term Tax-Exempt Fund offers two separate classes of shares: Investor Shares and Admiral Shares. Please note that Admiral Shares are NOT available for accounts maintained by financial intermediaries, except in limited circumstances.

 The Fund's separate share classes have different expenses; as a result, their investment performances will differ.
-------------------------------------------------------------------------------

1


AN INTRODUCTION TO TAX-EXEMPT INVESTING


TAXABLE VERSUS TAX-EXEMPT FUNDS


Tax-exempt funds provide income that is exempt from federal taxes and, in the case of state tax-exempt funds, from state taxes as well. The Funds described in this prospectus are not for everyone; they only available to residents of the state of New Jersey and are best suited for income-oriented investors in a high tax bracket. Yields on tax-exempt bonds are typically lower than those on taxable bonds, so investing in a tax-exempt fund makes sense only if you stand to save more in taxes than you would earn as additional income while invested in a taxable fund.



 To determine whether a state tax-exempt fund--such as one of the Vanguard New Jersey Tax-Exempt Funds--makes sense for you, compute the tax-exempt fund's taxable equivalent yield. This figure enables you to take taxes into account when comparing your potential return on a tax-exempt fund with the potential return on a taxable fund.
 To compute the taxable equivalent yield:
- First figure out your effective state bracket. To do this, subtract your federal tax bracket from 100%; then multiply that number by your state bracket. For example, if you are in a 6.37% state tax bracket and a 35% federal tax bracket, your effective state bracket would be 4.14% ([100% - 35%] x 6.37%).
- Then, add up your federal tax bracket and effective state bracket. This sum is your combined tax bracket. In this example, your combined tax bracket would be 39.14% (35% + 4.14%).
- Finally, divide the tax-exempt fund's yield by the difference between 100% and your combined tax bracket. Continuing with this example, and assuming that you are considering a tax-exempt fund with a 5% yield, your taxable equivalent yield would be 8.22% (5% divided by [100% - 39.14%]).
 In this example, you would choose the state tax-exempt fund if its taxable equivalent yield of 8.22% were greater than the yield of a similar, though taxable, investment.
 Remember that we have used assumed tax brackets in this example. Make sure to verify your actual tax brackets--federal, state, and local (if any)--before calculating taxable equivalent yields of your own.

 THERE'S NO GUARANTEE THAT ALL OF A TAX-EXEMPT FUND'S INCOME WILL REMAIN EXEMPT FROM FEDERAL OR STATE TAXES. INCOME FROM MUNICIPAL BONDS HELD BY A FUND COULD BE DECLARED TAXABLE DUE TO UNFAVORABLE CHANGES IN TAX LAWS, ADVERSE INTERPRETATIONS BY THE INTERNAL REVENUE SERVICE (IRS) OR STATE TAX AUTHORITIES, OR NONCOMPLIANT CONDUCT OF A BOND ISSUER.

 On the following pages, you'll find profiles that summarize the key features of each Fund. Following the profiles, there is important additional information about the Funds.

FUND PROFILE--VANGUARD NEW JERSEY TAX-EXEMPT MONEY MARKET FUND


INVESTMENT OBJECTIVE
The Fund seeks to provide current income that is exempt from both federal and New Jersey personal income taxes while maintaining a stable net asset value of $1 per share. The Fund is intended for New Jersey residents only.


PRIMARY INVESTMENT POLICIES
The Fund invests at least 80% of its assets in a variety of high-quality, short-term New Jersey municipal securities that are exempt from federal and New Jersey taxes. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by Vanguard to be of quality equivalent to those in the two highest credit-quality categories for short-term securities. The Fund invests in securities with effective maturities of 397 days or less and maintains a dollar-weighted average maturity of 90 days or less. For more information on credit quality, see "Security Selection" under MORE ON THE FUNDS.

PRIMARY RISKS
The Fund is designed for investors with a low tolerance for risk; however, the Fund's performance could be hurt by:
- State-specific risk, which is the chance that developments in New Jersey will adversely affect the securities held by the Fund. Because the Fund invests primarily in securities issued by New Jersey and its municipalities, it is more vulnerable to unfavorable developments in New Jersey than are funds that invest in municipal securities of many states. Unfavorable developments in any economic sector may have far-reaching ramifications on the overall New Jersey municipal market.
- Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Because the Fund's income is based on short-term interest rates--which can fluctuate significantly over short periods--income risk is expected to be high.
- Credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline. Credit risk should be very low for the Fund because it invests only in securities that are considered to be of high quality.
- Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.
- Nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few securities. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds.


 AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

3



PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the average New Jersey tax-exempt money market fund. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.



      ----------------------------------------------------
                              ANNUAL TOTAL RETURNS
      ----------------------------------------------------
        SCALE -20%  -- 30%

        1996    3.18%
        1997    3.33
        1998    3.13
        1999    2.90
        2000    3.72
        2001    2.59
        2002    1.25
        2003    0.86
        2004    1.08
        2005    2.29
      ----------------------------------------------------
      The year-to-date return as fo the most recent calendar
      quarter, which ended March 31, 2006, was 0.72%.
      ----------------------------------------------------


 During the periods shown in the bar chart, the highest return for a calendar quarter was 0.98% (quarter ended December 31, 2000), and the lowest return for a quarter was 0.17% (quarter ended September 30, 2003).



-----------------------------------------------------------------------------
     AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
-----------------------------------------------------------------------------
                                                  1 YEAR  5 YEARS    10 YEARS
-----------------------------------------------------------------------------
Vanguard New Jersey Tax-Exempt Money Market Fund   2.29%    1.61%     2.43%
Average New Jersey Tax-Exempt Money Market Fund1   1.79     1.17      2.05
-----------------------------------------------------------------------------
1 Derived from data provided by Lipper Inc.
-----------------------------------------------------------------------------




 If you would like to know the current annualized 7-day yield for the Fund, please visit our website at www.vanguard.com or call Vanguard's Investor Information Department at 800-662-7447 (SHIP).


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance fitures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended November 30, 2005.

SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                               None
Purchase Fee:                                                           None
Sales Charge (Load) Imposed on Reinvested Dividends:                    None
Redemption Fee:                                                         None1



ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                    0.11%
12b-1 Distribution Fee:                                                 None
Other Expenses:                                                         0.02%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                                  0.13%
1 A $5 fee applies to wire redemptions under $5,000.






 The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $13          $42       $73          $166
--------------------------------------------------



 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS                                   MINIMUM INITIAL INVESTMENT
Dividends are declared daily and            $3,000
distributed on the first business day of each month.

INVESTMENT ADVISOR                          NEWSPAPER ABBREVIATION
The Vanguard Group, Inc.,                    VangNJ
Valley Forge, Pa.,
since inception
                                            VANGUARD FUND NUMBER
INCEPTION DATE                              95
February 3, 1988
                                            CUSIP NUMBER
NET ASSETS AS OF NOVEMBER 30, 2005          92204F107
$2.5 billion
                                            TICKER SYMBOL
SUITABLE FOR IRAS                           VNJXX
No
--------------------------------------------------------------------------------

5

FUND PROFILE--VANGUARD NEW JERSEY LONG-TERM TAX-EXEMPT FUND


INVESTMENT OBJECTIVE
The Fund seeks to provide current income that is exempt from both federal and New Jersey personal income taxes. The Fund is intended for New Jersey residents only.

PRIMARY INVESTMENT STRATEGIES
The Fund invests primarily in high-quality municipal bonds issued by New Jersey state and local governments and regional governmental authorities. At least 80% of the Fund's assets will be invested in securities that are exempt from federal and New Jersey taxes. Although the Fund has no limitations on the maturities of individual securities, its dollar-weighted average maturity is expected to be between 10 and 25 years. For more information, see "Security Selection" under MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:
- State-specific risk, which is the chance that developments in New Jersey will adversely affect the securities held by the Fund. Because the Fund invests primarily in securities issued by New Jersey and its municipalities, it is more vulnerable to unfavorable developments in New Jersey than are funds that invest in municipal securities of many states. Unfavorable developments in any economic sector may have far-reaching ramifications on the overall New Jersey municipal market.
- Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be high for the Fund because it invests mainly in long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of short-term bonds.


- Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. Call risk is generally high for long-term bond funds.



- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Fund because it invests mainly in bonds that are considered to be of high quality.


- Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Income risk is generally low for long-term bond funds.
- Fund to underperform relevant benchmarks or other funds with a similar investment objective.
- Nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few securities. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.



      ----------------------------------------------------
                      ANNUAL TOTAL RETURNS--INVESTOR SHARES
      ----------------------------------------------------
     SCALE -20%  -- 30%

        1996    3.18%
        1997    8.57
        1998    6.32
        1999   -2.35
        2000   12.48
        2001    4.58
        2002    9.92
        2003    5.17
        2004    3.98
        2005    2.85
      ----------------------------------------------------
      The year-to-date return as of the most recent calendar
      quarter, which ended March 31, 2006, was 0.07%.
      ----------------------------------------------------


     During the periods shown in the bar chart, the highest return for a calendar quarter was 4.95% (quarter ended September 30, 2002), and the lowest return for a quarter was -2.22% (quarter ended June 30, 2004).




--------------------------------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------------------------------
                                                                            1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------------------------------
VANGUARD NEW JERSEY LONG-TERM TAX-EXEMPT FUND
 INVESTOR SHARES
 Return Before Taxes                                                         2.85%     5.27%      5.40%
 Return After Taxes on Distributions                                         2.75      5.19       5.34
 Return After Taxes on Distributions and Sale of Fund Shares                 3.52      5.20       5.33
--------------------------------------------------------------------------------------------------------
VANGUARD NEW JERSEY LONG-TERM TAX-EXEMPT FUND
 ADMIRAL SHARES*
 Return Before Taxes                                                         2.93%       --         --
LEHMAN BROTHERS MUNICIPAL BOND INDEX
 (reflects no deduction for fees,
 expenses, or taxes)                                                         3.51%     5.59%     5.71%
--------------------------------------------------------------------------------------------------------
 *From the inception date of the Admiral Shares on May 14, 2001, through
 December 31, 2005, the average annual returns were 5.44% for the Admiral Shares and 5.64% for the Lehman Brothers Municipal Bond Index.
--------------------------------------------------------------------------------------------------------


NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State or local income taxes are not reflected in the calculation. Please note that after-tax returns are shown only for the Investor Shares and that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

7


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended November 30, 2005.



                                                     INVESTOR          ADMIRAL
                                                       SHARES           SHARES
                                                       ------           ------
SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                None             None
Purchase Fee:                                            None             None
Sales Charge (Load) Imposed on Reinvested Dividends:     None             None
Redemption Fee:                                          None1            None1



ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                     0.14%            0.07%
12b-1 Distribution Fee:                                  None             None
Other Expenses:                                          0.02%            0.02%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                   0.16%            0.09%


1 A $5 fee applies to wire redemptions under $5,000.


 The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



---------------------------------------------------------
                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares       $16      $52       $90      $205
Admiral Shares          9       29        51       115
---------------------------------------------------------





 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS          CONVERSION FEATURES
Dividends are declared daily and      Investor Shares--May be converted to
distributed on the first business    Admiral Shares if you meet eligibility
day of each month; capital gains,    requirements
if any, are distributed annually in
December.                             Admiral Shares--May be converted to
                                     Investor Shares if you are no longer
INVESTMENT ADVISOR                   eligible for Admiral Shares.
The Vanguard Group,Inc.
Valley Forge, Pa.,                   NEWSPAPER ABBREVIATION
since inception                      Investor Shares--NJLT
                                     Admiral Shares--NJLTAdml
INCEPTION DATE
Investor Shares--February 3, 1988    VANGUARD FUND NUMBER
Admiral Shares--May 14, 2001         Investor Shares--14
                                     Admiral Shares-- 514
NET ASSETS (ALL SHARE CLASSES) AS
OF                                   CUSIP NUMBER
NOVEMBER 30, 2005                    Investor Shares--92204F206
$1.6 billion                         Admiral Shares-- 92204F305

SUITABLE FOR IRAS                    TICKER SYMBOL
No                                   Investor Shares--VNJTX
                                     Admiral Shares--VNJUX
MINIMUM INITIAL INVESTMENT
   Investor Shares--$3,000; $1,000
for most custodial accounts for
minors
   Admiral Shares--$100,000
--------------------------------------------------------------------------------




MORE ON THE FUNDS


This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

 The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.


MARKET EXPOSURE

The Funds invest mainly in New Jersey state and local municipal bonds that provide tax-exempt income. As a result, they are subject to certain risks.

     [FLAG]EACH FUND IS SUBJECT TO STATE-SPECIFIC RISK, WHICH IS THE CHANCE THAT DEVELOPMENTS IN NEW JERSEY WILL ADVERSELY AFFECT THE SECURITIES HELD BY THE FUND. BECAUSE THE FUND INVESTS PRIMARILY IN SECURITIES ISSUED BY NEW JERSEY AND ITS MUNICIPALITIES, IT IS MORE VULNERABLE TO UNFAVORABLE DEVELOPMENTS IN NEW JERSEY THAN ARE FUNDS THAT INVEST IN MUNICIPAL SECURITIES OF MANY STATES. UNFAVORABLE DEVELOPMENTS IN ANY ECONOMIC SECTOR MAY HAVE FAR-REACHING RAMIFICATIONS ON THE OVERALL NEW JERSEY MUNICIPAL MARKET.

9


     [FLAG] THE NEW JERSEY LONG-TERM TAX-EXEMPT FUND IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE CHANCE THAT BOND PRICES OVERALL WILL DECLINE BECAUSE OF RISING INTEREST RATES. INTEREST RATE RISK SHOULD BE HIGH FOR LONG-TERM BOND FUNDS.

 Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.
 To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the value of a noncallable bond with a face value of $1,000.

--------------------------------------------------------------------------
                    HOW INTEREST RATE CHANGES AFFECT
                       THE VALUE OF A $1,000 BOND
--------------------------------------------------------------------------
                          AFTER A 1%  AFTER A 1%  AFTER A 2%    AFTER A 2%
YIELD/AVERAGE MATURITY      INCREASE    DECREASE    INCREASE      DECREASE
--------------------------------------------------------------------------
5%/15 years                     $902      $1,112        $816        $1,240
--------------------------------------------------------------------------

 These figures are for illustration only; you should not regard them as an indication of future returns from the bond market as a whole or the Funds in particular.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT

                            BONDS AND INTEREST RATES


 As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.
--------------------------------------------------------------------------------


 Changes in interest rates can affect bond income as well as bond prices.



     [FLAG] EACH FUND IS SUBJECT TO INCOME RISK, WHICH IS THE CHANCE THAT THE FUND'S INCOME WILL DECLINE BECAUSE OF FALLING INTEREST RATES. A FUND'S INCOME DECLINES WHEN INTEREST RATES FALL, BECAUSE THE FUND THEN MUST INVEST IN LOWER-YIELDING BONDS. INCOME RISK IS GENERALLY HIGHER FOR SHORT-TERM BONDS FUNDS AND LOWER FOR LONG-TERM BOND FUNDS.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT

                                 BOND MATURITIES


 A bond is issued with a specific maturity date--the date when the issuer must pay back the bond's principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond's maturity, the more price risk you, as a bond investor, face as interest rates rise--but also the higher yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income. Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.
--------------------------------------------------------------------------------


 Although falling interest rates tend to strengthen bond prices, they can cause another sort of problem for bond fund investors--bond calls.


     [FLAG] EACH FUND IS SUBJECT TO CALL RISK, WHICH IS THE CHANCE THAT DURING PERIODS OF FALLING INTEREST RATES, ISSUERS OF CALLABLE BONDS MAY CALL (REPAY) SECURITIES WITH HIGHER COUPONS OR INTEREST RATES BEFORE THEIR MATURITY DATES. THE FUND WOULD LOSE POTENTIAL PRICE APPRECIATION AND WOULD BE FORCED TO REINVEST THE UNANTICIPATED PROCEEDS AT LOWER INTEREST RATES, RESULTING IN A DECLINE IN THE FUND'S INCOME.


 Call risk is generally negligible for money market securities and higher for long-term bonds. The greater the call risk, the greater the chance for a decline in income and the potential for taxable capital gains.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT

                                 CALLABLE BONDS


 Although bonds are issued with clearly defined maturities, in some cases the bond issuer has a right to call in (redeem) the bond earlier than its maturity date. When a bond is called, the bondholder must replace it with another bond that may have a lower yield than the original. One way for bond investors to protect themselves against call risk is to purchase a bond early in its lifetime, long before its call date. Another way is to buy bonds with lower coupons or interest rates, which make them less likely to be called.
--------------------------------------------------------------------------------



 Longer-term bonds, like those held by the New Jersey Long-Term Tax-Exempt Fund, generally have "call protection," which is assurance to investors that a bond will not be called for a certain length of time.



SECURITY SELECTION

Each Fund invests mainly in municipal securities issued by the state of New Jersey, its local governments, and public financing authorities (and, possibly, by certain U.S. territories). As a matter of fundamental policy, each Fund will normally invest at least 80% of its assets in securities exempt from federal and New Jersey taxes.
 The advisor uses a "top down" investment management approach. The advisor sets, and periodically adjusts, a duration target for each Fund based upon expectations about the direction of interest rates and other economic factors. The advisor then buys and sells securities to achieve the greatest relative value within each Fund's targeted duration. (For more information on duration, please see the GLOSSARY OF INVESTMENT TERMS.)
 Up to 20% of each Fund's assets may be invested in securities that are subject to the alternative minimum tax.

11



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT

                             ALTERNATIVE MINIMUM TAX

Certain tax-exempt bonds whose proceeds are used to fund private, for-profit organizations are subject to the alternative minimum tax (AMT)--a special tax system designed to ensure that individuals pay at least some federal taxes. Although AMT bond income is exempt from federal income tax, taxpayers may have to pay AMT on the income from bonds considered "tax-preference items."
--------------------------------------------------------------------------------



 The NEW JERSEY TAX-EXEMPT MONEY MARKET FUND invests at least 80% of its assets in a variety of high-quality, short-term New Jersey municipal securities. The Fund seeks to provide a stable net asset value of $1 per share by investing in securities with effective maturities of 397 days or less and by maintaining an average weighted maturity of 90 days or less. An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1 per share.
 The NEW JERSEY LONG-TERM TAX-EXEMPT FUND invests at least 75% of its assets in high-grade municipal securities that have been rated in one of the three highest categories by an independent bond-rating agency. Under normal conditions, no more than 20% of the Fund's assets may be invested in municipal securities rated Baa (by Moody's Investors Service, Inc.) or BBB (by Standard & Poor's). The remaining 5% may be invested in municipal securities that have lower credit ratings or that are unrated. The Fund may continue to hold bonds that have been downgraded, even if they would no longer be eligible for purchase by the Fund.
 The New Jersey Long-Term Tax-Exempt Fund has no limitations as to the maturities of the securities in which it invests. However, the Fund is expected to maintain a dollar-weighted average maturity of between 10 and 25 years.


 As tax-advantaged investments, the Funds are vulnerable to federal and New Jersey state tax law changes (for instance, the IRS could rule that the income from certain types of state-issued bonds would no longer be considered tax-exempt).


     [FLAG] EACH FUND IS SUBJECT TO CREDIT RISK, WHICH IS THE CHANCE THAT THE ISSUER OF A SECURITY WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER, OR THAT NEGATIVE PERCEPTIONS OF THE ISSUER'S ABILITY TO MAKE SUCH PAYMENTS WILL CAUSE THE PRICE OF THAT SECURITY TO DECLINE.

 The New Jersey Tax-Exempt Money Market Fund invests primarily in high-quality, short-term New Jersey tax-exempt securities. The New Jersey Long-Term Tax-Exempt Fund tries to minimize credit risk by investing mostly in high-grade securities and by continuously monitoring the credit quality of its holdings. As of November 30, 2005, the Funds' dollar-weighted average credit qualities were MIG-1, as rated by Moody's, for the New Jersey Tax-Exempt Money Market Fund and AAA, as rated by Standard & Poor's, for the New Jersey Long-Term Tax-Exempt Fund.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT

                                 CREDIT QUALITY


 A bond's credit-quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's) or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
--------------------------------------------------------------------------------




     [FLAG] EACH FUND IS SUBJECT TO NONDIVERSIFICATION RISK, WHICH IS THE CHANCE THAT THE FUND'S PERFORMANCE MAY BE HURT DISPROPORTIONATELY BY THE POOR PERFORMANCE OF RELATIVELY FEW SECURITIES. THE FUND IS CONSIDERED NONDIVERSIFIED, WHICH MEANS THAT IT MAY INVEST A GREATER PERCENTAGE OF ITS ASSETS IN THE SECURITIES OF PARTICULAR ISSUERS AS COMPARED WITH OTHER MUTUAL FUNDS.

 Even though the Funds are nondiversified, they try to minimize credit risk by purchasing a wide selection of New Jersey municipal securities. As a result, there is less chance that a Fund will be hurt significantly by a particular bond issuer's failure to pay either principal or interest.

     [FLAG] EACH FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT POOR SECURITY SELECTION WILL CAUSE THE FUND TO UNDERPERFORM RELEVANT BENCHMARKS OR OTHER FUNDS WITH A SIMILAR INVESTMENT OBJECTIVE.


     To help you distinguish between the Funds and their various risks, the following summary table is provided.



------------------------------------------------------------------------
                                     RISKS OF THE FUNDS
                      --------------------------------------------------
                                    INTEREST
FUND                  INCOME RISK   RATE RISK   CALL RISK    CREDIT RISK
------------------------------------------------------------------------
Money Market                 High  Negligible  Negligible       Very Low
Long-Term                     Low        High        High            Low
------------------------------------------------------------------------





OTHER INVESTMENT POLICIES AND RISKS

Besides investing in high-quality municipal securities, each Fund may make other kinds of investments to achieve its objective.



[FLAG} EACH FUND MAY INVEST IN DERIVATIVES. IN GENERAL,  DERIVATIVES MAY INVOLVE
     RISKS DIFFERENT FROM, AND POSSIBLY GREATER THAN, THOSE OF THE FUND'S OTHER INVESTMENTS.

13




     Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the Standard & Poor's 500 Index). The New Jersey Long-Term Tax-Exempt Fund may invest in derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the fund as described in this prospects. Vanguard will not use derivatives to change the risks of the Fund as a whole as such risks are disclosed in this prospectus. In particular, derivatives will be used only where they may held Vanguard:
o Invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment;
o    Add value when these instruments are attractively priced; or
o    Adjust sensitivity to changes in interest rates.


     The Fund's derivative investments may include fixed income futures contracts, fixed income options, interest rate swaps, total return swaps, credit default swaps or other derivatives. Losses (or gains) involving futures contracts can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for other types of derivatives. In general, investments in derivatives have the potential to subject a Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes.



     The New Jersey Tax-Exempt Money Market Fund may invest in derivative securities that, in the advisor's opinion, are consistent with the Fund's objective of maintaining a stable $1 share price and producing current tax-exempt income. The Fund intends to use derivatives to increase diversification while maintaining its quality standards. There are many types of derivatives, including those in which the tax-exempt interest rate is determined by reference to an index, a swap agreement, or some other formula. The Fund may invest in tender option bond programs, a type of municipal bond derivative that allows the purchaser to receive a variable rate of tax-exempt income from a trust entity that holds long-term municipal bonds. Derivative securities are subject to certain structural risks that, in unexpected circumstances, could cause the Fund's shareholders to lose money or receive taxable income.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT

                                   DERIVATIVES

Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------




     In general, each Fund may purchase tax-exempt securities on a "when-issued" basis. With "when-issued" securities, the Fund agrees to buy the securities at a certain price, even if the market price of the securities at the time of delivery is higher or lower than the agreed-upon purchase price.


CASH MANAGEMENT

Vanguard may invest each Fund's daily cash balance in one or more Vanguard CMT Funds, which are very low-cost money market funds. The Fund is permitted to invest in the CMT Funds under the terms of an exemption granted by the Securities and Exchange Commission (SEC). When investing in a CMT Fund, each Fund bears its proportionate share of the "at-cost" expenses of the Vanguard CMT Fund in which it invests.

TEMPORARY INVESTMENT MEASURES

Each Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments, U.S. Treasury securities, or short-term municipal securities issued outside of New Jersey--in response to extraordinary market, economic, political, or other conditions. Such extraordinary conditions could include a temporary decline in the availability of New Jersey obligations. By temporarily departing from its normal investment policies, the Fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT

                                CASH INVESTMENTS


 For mutual funds that hold cash investments, "cash" does not mean literally that the fund holds a stack of currency. Rather, cash refers to short-term, interest-bearing securities that can easily and quickly be converted to currency. Most mutual funds keep at least a small percentage of assets in cash to accommodate shareholder redemptions. While some funds strive to keep cash levels at a minimum and to always remain fully invested in bonds, other bond funds allow investment advisors to hold up to 20% or more of a fund's assets in cash investments.
--------------------------------------------------------------------------------





FREQUENT TRADING OR MARKET-TIMING

Background
Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds that hold investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Frequent trading may also interfere with an advisor's ability to efficiently manage the fund.

Policies to Address Frequent Trading

The Vanguard funds (other than money market funds, short-term bond funds, and VIPER/(R)/ Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues: n Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may disrupt a fund's operation or performance or because of a history of frequent trading by the investor.
- Each Vanguard fund (other than money market funds, short-term bond funds, and VIPER Shares) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.
- Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

15

 See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.
 Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the SHARE PRICE section. When used, fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

 DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT

                               COSTS OF INVESTING


 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------




TURNOVER RATE


Although the New Jersey Long-Term Tax-Exempt Fund normally seeks to invest for the long term, the Fund may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for this Fund. (Turnover rates are not meaningful for money market funds because their holdings are so short-term.) A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Shorter-term bonds will mature or be sold--and need to be replaced--more frequently than longer-term bonds. As a result, shorter-term bond funds tend to have higher turnover rates than longer-term bond funds. The average turnover rate for actively managed tax-exempt bond funds was approximately 26%, as reported by Morningstar, Inc., on November 30, 2005.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT

                                  TURNOVER RATE


 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------

THE FUNDS AND VANGUARD



Each Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 130 funds holding assets in excess of $980 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.


     Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT

                      VANGUARD'S UNIQUE CORPORATE STRUCTURE


 The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an "at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------






INVESTMENT ADVISOR


The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Fixed Income Group. As of November 30, 2005, Vanguard served as advisor for approximately $662 billion in assets. Vanguard manages the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.
     For the fiscal year ended November 30, 2005, the advisory expenses represented an effective annual rate of 0.01% of each Fund's average net assets.
     For a  discussion  of why  the  board  of  trustees  approved  each  Fund's investment advisory arrangement, see the Funds' semiannual report to shareholders covering the period ended May 31 each year.


 GEORGE U. SAUTER is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.
 ROBERT F. AUWAERTER is head of Fixed Income Portfolio Management and Principal of Vanguard. He has direct oversight responsibility for all money market funds, bond funds, and stable value portfolios managed by the Fixed Income Group. He has managed investment portfolios since 1978 and has been with Vanguard since 1981. He received his B.S. in Finance from The Wharton School of the University of Pennsylvania and an M.B.A. from Northwestern University.

17


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT

                          THE FUNDS' PORTFOLIO MANAGER


 The manager primarily responsible for the day-to-day management of the Funds are:

KATHRYN T. ALLEN, Principal of Vanguard. She has worked in investment management since 1983; has managed portfolio investments since 1987; and has managed the New Jersey Tax-Exempt Money Market fund since 2006. Education: B.S., University of Alabama.

JOHN M. CARBONE, Principal of Vanguard. He has worked in investment management since 1986; has managed investment portfolios since 1991; has been with Vanguard since 1996; and has managed the Funds since 2003. Education: B.S., Babson College; M.B.A., Southern Methodist University.
--------------------------------------------------------------------------------




 The Statement of Additional Information provides information about the portfolio manager's compensation, other accounts under management, and ownership of securities in the Funds.


DIVIDENDS, CAPITAL GAINS, AND TAXES


FUND DISTRIBUTIONS

Each Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any net capital gains realized from the sale of its holdings. The Fund's income dividends accrue daily and are distributed on the first business day of every month; capital gains distributions generally occur in December. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT

                                  DISTRIBUTIONS


 As a shareholder, you are entitled to your portion of a fund's income from interest as well as gains from the sale of investments. Income consists of interest the fund earns from its money market and bond investments. The portion of such dividends that is exempt from federal income tax will be designated as "exempt-interest dividends." Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------




BASIC TAX POINTS


Vanguard will send you a statement each year showing the tax status of all your distributions. A majority of the income dividends you receive from the Funds are expected to be exempt from federal and New Jersey state income taxes. In addition, you should be aware of the following basic tax points about tax-exempt mutual funds:
- Distributions of capital gains are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.
- Capital gains distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

                                                                              18
- Any short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes.
- Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.
- Capital gains distributions may vary considerably from year to year as a result of the Funds' normal investment activities and cash flows.
- Exempt-interest dividends from a tax-exempt fund are taken into account in determining the taxable portion of any Social Security or railroad retirement benefits that you receive.
- Income paid from tax-exempt bonds whose proceeds are used to fund private, for-profit organizations may be subject to the federal alternative minimum tax.


- A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
- Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
- Income dividends from interest earned on municipal securities of a state or its political subdivisions are generally exempt from that state's income taxes. Almost all states, however, tax interest earned on municipal securities of other states.
- Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

GENERAL INFORMATION

BACKUP WITHHOLDING. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

- Provide us with your correct taxpayer identification number;
- Certify that the taxpayer identification number is correct; and

- Confirm that you are not subject to backup withholding. Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.


FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.


INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.
TAX CONSEQUENCES. This prospectus provides general tax information only. Please consult your tax advisor for detailed information about a fund's tax consequences for you.

19
SHARE PRICE


Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share for the New Jersey Long-Term Tax-Exempt Fund is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. NAV per share for the New Jersey Tax-Exempt Money Market Fund is computed by dividing the net assets of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.
 Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash, and the instruments held by a money market fund, are valued on the basis of amortized cost. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as VIPERs/(R)/).


     When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, a security's fair value is the amount that the owner might reasonably expect to receive upon the current sale of the security. A fund also may use fair-value pricing (1) on bond market holidays when the fund is open for business (such as Columbus Day and Veterans Day), or (2) if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after 3 p.m., Eastern time (per industry standard, pricing services base bond prices on the 3 p.m. yield curve). Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.


 Although the stable share price is not guaranteed, the NAV of Vanguard money market funds is expected to remain at $1 per share. Instruments are purchased and managed with that goal in mind.

 Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings. Vanguard money market fund yields can be found weekly in the money market fund listings of most major newspapers, separate from the share price listings for other mutual funds.


FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand each Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

20


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT

                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE


This explanation uses the New Jersey Tax-Exempt Money Market Fund as an example. The Fund began fiscal year 2005 with a net asset value (price) of $1.00 per share. During the year, the Fund earned $0.021 from investment income (interest). Shareholders received $0.021 per share in the form of dividend distributions.

The earnings ($0.021 per share) minus the distributions ($0.021 per share) resulted in a share price of $1.00 at the end of the year. For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 2.17% for the year.

As of November 30, 2005, the Fund had approximately $2.5 million in net assets. For the year, its expense ratio was 0.13% ($1.30 per $1,000 of net assets), and its net investment income amounted to 2.17% of its average net assets.
--------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------------------------
NEW JERSEY TAX-EXEMPT MONEY MARKET FUND
-------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED NOVEMBER 30,
                                                         ----------------------------------------------------------------
                                                           2005         2004         2003           2002         2001
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $1.00        $1.00        $1.00          $1.00        $1.00
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                     .021          .01         .009           .013         .028
 Net Realized and Unrealized Gain (Loss) on Investments      --           --           --             --           --
-------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                          .021          .01         .009           .013         .028
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                     (0.21)        (.01)       (.009)         (.013)       (.028)
 Distributions from Realized Capital Gains                  --            --           -- --           --
-------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                      (.021)        (.01)       (.009)         (.013)       (.028)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $1.00        $1.00         $1.00         $1.00        $1.00
=========================================================================================================================
TOTAL RETURN                                               2.17%        1.03%          0.87%        1.29%        2.80%
=========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                     $2,521      $2,074        $1,874$       $1,758       $1,549
 Ratio of Total Expenses to Average Net Assets             0.13%       0.13%          0.17%        0.17%        0.18%
 Ratio of Net Investment Income to Average Net Assets      2.17%       1.03%          0.87%        1.28%        2.74%
=========================================================================================================================

NEW JERSEY LONG-TERM TAX-EXEMPT FUND INVESTOR SHARES
-------------------------------------------------------------------------------------------------------------------------
                                                                                        YEAR ENDED NOVEMBER 30,
                                                        -----------------------------------------------------------------
                                                                 2005         2004         2003         2002         2001
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $12.04       $12.27       $12.06       $11.91       $11.52
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                           .526         .548         .549         .575         .581
 Net Realized and Unrealized Gain (Loss) on Investments         (.134)       (.149)        .257         .174         .390
-------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                                .392         .399         .806         .749         .971
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                           (.526)       (.548)       (.549)       (.575)        (.581)
 Distributions from Realized Capital Gains                      (.086)       (.081)       (.047)       (.024)           --
-------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                            (.612)       (.629)       (.596)       (.599)        (.581)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END  OF PERIOD                                $11.82       $12.04       $12.27       $12.06        $11.91
===========================================================================================================================
TOTAL RETURN                                                     3.29%        3.33%        6.81%        6.42%          8.55%
===========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                            $434         $896         $920         $958           $954
 Ratio of Total Expenses to Average Net Assets                  0.16%         0.14%        0.17%        0.18%          0.20%
 Ratio of Net Investment Income to Average Net Assets           4.38%         4.51%        4.49%        4.78%          4.89%
 Turnover Rate                                                   19%            16%          14%          15%             8%
============================================================================================================================

21


NEW JERSEY LONG-TERM TAX-EXEMPT FUND ADMIRAL SHARES
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    MAY 14 1TO
                                                                           YEAR ENDED NOVEMBER 30,                    NOV. 30,
                                                                ------------------------------------------
                                                                  2005         2004         2003         2002             2001
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $12.04       $12.27       $12.06       $11.91           $11.76
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                            .535         .554         .557         .582             .318
 Net Realized and Unrealized Gain (Loss)
  on Investments                                                 (.134)       (.149)        .257         .174             .150
------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                                 .401         .405         .814         .756             .468
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                            (.535)       (.554)       (.557)       (.582)           (.318)
 Distributions from Realized Capital Gains                       (.086)       (.081)       (.047)       (.024)              --
------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                             (.621)       (.635)       (.604)       (.606)           (.318)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END  OF PERIOD                                 $11.82       $12.04       $12.27       $12.06           $11.91
===============================================================================================================================
TOTAL RETURN                                                      3.36%        3.39%        6.87%        6.48%            4.00%
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                           $1,180         $625         $604         $597             $476
 Ratio of TotalExpenses to Average Net Assets                    0.09%         0.09%        0.11%        0.12%          0.15%2
 Ratio of Net Investment Income to Average
  Net Assets                                                     4.45%         4.57%        4.55%        4.82%          4.84%2
 Turnover Rate                                                    19%           16%          14%          15%               8%
================================================================================================================================
1 Inception.
2 Annualized.

--------------------------------------------------------------------------------
 INVESTING WITH VANGUARD
 This section of the prospectus explains the basics of doing business with Vanguard. Be sure to carefully read each topic that pertains to your relationship with Vanguard. Vanguard reserves the right to change these policies, without prior notice to shareholders.

                                  BUYING SHARES
                                CONVERTING SHARES
                                REDEEMING SHARES
                                EXCHANGING SHARES
                             FREQUENT-TRADING LIMITS
                           OTHER RULES YOU SHOULD KNOW
                            FUND AND ACCOUNT UPDATES
                               CONTACTING VANGUARD
--------------------------------------------------------------------------------





BUYING SHARES



ACCOUNT MINIMUMS FOR INVESTOR SHARES
TO OPEN AND MAINTAIN AN ACCOUNT. $3,000.


TO ADD TO AN EXISTING ACCOUNT. $50 by Automatic Investment Plan; $100 by check, exchange, or electronic bank transfer (other than Automatic Investment Plan); $1,000 by wire.
 Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open or maintain an account, or to add to an existing account.
 Investment minimums may differ for certain categories of investors.

ACCOUNT MINIMUMS FOR ADMIRAL SHARES
TO OPEN AND MAINTAIN AN ACCOUNT. $100,000 for new investors. Shareholders who are registered on Vanguard.com, have held shares of the Fund for ten years, and have $50,000 or more in that Fund account are eligible to convert their Investor Shares into Admiral Shares. See Converting Shares. Institutional clients should contact Vanguard for information on special rules that may apply to them.
TO ADD TO AN EXISTING ACCOUNT. $50 by Automatic Investment Plan; $100 by check, exchange, or electronic bank transfer (other than Automatic Investment Plan); $1,000 by wire.
 Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open or maintain an account, or to add to an existing account.
 Investment minimums may differ for certain categories of investors.

HOW TO BUY SHARES
ONLINE TRANSACTIONS. You may open certain types of accounts, request electronic bank transfers, and exchange the proceeds of a redemption from one fund to purchase

23

shares in a new or existing fund account through our website at www.vanguard.com.


BY TELEPHONE. You may call Vanguard to request a purchase of shares by wire or by an exchange (using the proceeds from the sale of shares in another Vanguard fund). You may also request the forms needed to open a new account.

BY MAIL. You may send your check and account registration form to open a new account at Vanguard. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from your account statement) or with a deposit slip (available online under "Buy, by check"), or you may send written purchase instructions. All must be in good order.


BY ELECTRONIC BANK TRANSFER.
To perform electronic bank transfers, you must designate a bank account online, or by completing a special form or the appropriate section of your account registration form. You can then make purchases on a regular schedule (Automatic Investment Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order. For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard.

GOOD ORDER. You must include complete and accurate required information on your purchase request. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.


TYPES OF PURCHASES

BY CHECK. You may mail your check and a completed account registration form to Vanguard to open a new account. When adding to an existing account, send your check with an Invest-by-Mail form, written purchase instructions, or a printed deposit slip. Make your check payable to: Vanguard--"Fund Number. " For a list of Fund numbers and addresses, see Contacting Vanguard. BY EXCHANGE. You may purchase shares with the proceeds of a redemption from another Vanguard fund. See Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know.

BY AUTOMATIC INVESTMENT PLAN OR BY OTHER ELECTRONIC BANK TRANSFER. You may make purchases on a regular schedule (Automatic Investment Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order.
BY WIRE. Call Vanguard to purchase shares by wire. See Contacting Vanguard.


YOUR PURCHASE PRICE
BY CHECK (TO PURCHASE ALL FUNDS OTHER THAN MONEY MARKET FUNDS), BY EXCHANGE, OR BY WIRE. You buy shares at a fund's NAV determined as of your trade date. A purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) receives a trade date of the same day, and a purchase request received after that time receives a trade date of the first business day following the date of receipt.

BY CHECK (TO PURCHASE MONEY MARKET FUNDS ONLY). For a check purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), the trade date is the first business day following the date of receipt. For a purchase request received after that time, the trade date is the second business day following the date of receipt. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date is always one day later than for other funds.


BY ELECTRONIC BANK TRANSFER (OTHER THAN AUTOMATIC INVESTMENT PLAN). For all Vanguard funds, a purchase request received by Vanguard on a business day before 10 p.m., Eastern time, will receive a trade date of the following business day.



BY ELECTRONIC BANK TRANSFER (WITH AUTOMATIC INVESTMENT PLAN). Your Vanguard account's trade date will be one business day before the date you designated for withdrawal from your bank account.

For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard.

EARNING DIVIDENDS
You begin earning dividends on the following business day after your trade date. When buying money market fund shares through a federal funds wire, however, you can begin earning dividends immediately by making a purchase request by telephone to Vanguard before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund).

PURCHASE RULES YOU SHOULD KNOW
^ADMIRAL SHARES. Please note that Admiral Shares are NOT available for:
- SIMPLE IRAs and 403(b)(7) custodial accounts;
- Other retirement plan accounts receiving special administrative services from Vanguard; or
- Accounts maintained by financial intermediaries, except in limited circumstances.
^CHECK PURCHASES. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, to protect the funds from fraud, Vanguard may refuse "starter checks" and checks that are not made payable to Vanguard.
^NEW ACCOUNTS. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right to close your account or take such other steps as we deem reasonable.

25

^FUTURE PURCHASES. Vanguard reserves the right to reject any purchase request at any time and without notice, including purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may disrupt a fund's operation or performance. In addition, all Vanguard funds reserve the right to stop selling shares.
^LARGE PURCHASES. Please call Vanguard before attempting to invest a large dollar amount.
^NO CANCELLATIONS. Place your transaction requests carefully.
Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written transaction requests, Vanguard will not cancel any transaction once it has been processed.


CONVERTING SHARES


A CONVERSION BETWEEN SHARE CLASSES OF THE SAME FUND IS A NONTAXABLE EVENT.

PRICING OF SHARE CLASS CONVERSIONS
If you convert from one class of shares to another, the transaction will be based on the respective share prices of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's share prices. At the time of conversion, the total dollar value of your "old" shares will equal the total dollar value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your "new" shares compared with that of your "old" shares.

CONVERSIONS FROM INVESTOR SHARES INTO ADMIRAL SHARES
Shares purchased before the issuance of Admiral Shares are considered Investor Shares. SELF-DIRECTED CONVERSIONS. You may convert Investor Shares into Admiral Shares at any time if your account balance in the Fund is at least $100,000. Registered users of Vanguard.com may request a conversion to Admiral Shares online, or you may contact Vanguard by telephone or by mail to request this transaction. See Contacting Vanguard.

TENURE CONVERSIONS. You are eligible for a self-directed conversion from Investor Shares into Admiral Shares if you have had an account in the Fund for ten years, that account balance is at least $50,000, and you are registered with Vanguard.com. Registered users of Vanguard.com may request a tenure conversion online, or you may contact Vanguard by telephone or by mail to request this transaction.

                                                                              26
AUTOMATIC CONVERSIONS. The Fund conducts periodic reviews of account balances and may convert an eligible investor's Investor Shares into Admiral Shares. The Fund will notify the investor in writing before any automatic conversion into Admiral Shares. You may instruct the Fund if you do not wish to convert to the lower-cost Admiral Shares. Automatic conversions do not apply to accounts that qualify for Admiral Shares on the basis of tenure in the Fund.



MANDATORY CONVERSIONS INTO INVESTOR SHARES
If an investor no longer meets the requirements for admiral Shares, the Fund may convert the investor's admiral Shares into Investor Shares. A decline in the investor's account balance because of market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion into Investor Shares.


REDEEMING SHARES


HOW TO REDEEM SHARES
Be sure to check Other Rules You Should Know before initiating your request. ONLINE TRANSACTIONS. You may redeem shares, initiate electronic bank transfers, and exchange the proceeds of a redemption from one fund to purchase shares of another fund through our website at www.vanguard.com.
BY TELEPHONE. You may call Vanguard to request a redemption. See Contacting Vanguard.
BY MAIL. You may send your written redemption instructions in good order to Vanguard. See Contacting Vanguard. BY WRITING A CHECK. If you've established the checkwriting service on your account, you can redeem shares by writing a check for $250 or more. BY ELECTRONIC BANK TRANSFER. To perform electronic bank transfers, you must designate a bank account online, or by completing a special form or the appropriate section of your account registration form. You can then make redemptions on a regular schedule (Automatic Withdrawal Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order. For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard.

GOOD ORDER. You must include complete and accurate required information on your redemption request. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.

TYPES OF REDEMPTIONS
BY CHECK. Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date.

BY EXCHANGE.  You may instruct Vanguard to apply the proceeds of your redemption
to  purchase   shares  of  another   Vanguard  fund.   See  Exchanging   Shares,
Frequent-Trading Limits, and Other Rules You Should Know.

BY AUTOMATIC WITHDRAWAL PLAN OR BY OTHER ELECTRONIC BANK TRANSFER. You may make redemptions on a regular schedule (Automatic Withdrawal Plan) or whenever you wish by electronic bank transfer. Proceeds of redeemed shares will be credited to your bank account two business days after your trade date. The minimum electronic redemption is $100.

BY WIRE. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must establish it either online or by completing a special form or the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.
Money Market Funds: For telephone requests received by Vanguard before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds will leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.
Bond Funds: For requests received by Vanguard before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

YOUR REDEMPTION PRICE
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances.
For example, if your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your trade date. The trade date for Automatic Withdrawal Plan redemptions is two business days prior to the date you designated for the proceeds to be in your bank account.

EARNING DIVIDENDS
Shares continue earning dividends until the following business day after your trade date. There are two exceptions to this rule: (1) If you redeem shares by writing a check against your account, the shares will stop earning dividends on the day that your check posts to your account; and (2) For money market funds only, if you redeem shares with a same-day wire request before 10:45 a.m., Eastern time (2 p.m., Eastern time for Vanguard Prime Money Market Fund), the shares will stop earning dividends that same day.

28


REDEMPTION RULES YOU SHOULD KNOW
^SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts. ^POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of a redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would disrupt the fund's operation or performance or that the shareholder may be engaged in frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limits for information about Vanguard's policies to limit frequent trading.
^RECENTLY PURCHASED SHARES. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient balance.
^SHARE CERTIFICATES. If share certificates have been issued for your account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard. ^ADDRESS CHANGE. If you change your address online or by telephone, there may be a 15-day hold on online and telephone redemptions. Address-change confirmations are sent to both the old and new addresses.


^PAYMENT TO A DIFFERENT PERSON OR ADDRESS. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.


^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written transaction requests, Vanguard will not cancel any transaction once it has been processed.

^EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the SEC.


EXCHANGING SHARES

An exchange occurs when the assets redeemed from one Vanguard fund are used to purchase shares in another Vanguard fund. All open Vanguard funds accept exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail.
 Please note that Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.


FREQUENT-TRADING LIMITS

Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on frequent trading in the Vanguard funds. Each Vanguard fund (other than money market funds, short-term bond funds, and VIPER Shares) limits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

 The policy does not apply to the following:
- Purchases of shares with reinvested dividend or capital gains distributions.
- Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online/(R)/.
- Redemptions of shares to pay fund or account fees.
- Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard. (Transactions submitted by fax or wire are not mail transactions and are subject to the policy.)
- Transfers and re-registrations of shares within the same fund.
- Purchases of shares by asset transfer or direct rollover.
- Conversions of shares from one share class to another in the same fund.
- Checkwriting redemptions.

30

- Section 529 college savings plans.
- Certain approved institutional portfolios and asset allocation programs, as well as Vanguard mutual funds that invest in other Vanguard mutual funds.

 For participants in employer-sponsored defined contribution plans (other than those served by the Vanguard Small Business Services Department), the frequent-trading policy does not apply to: n Purchases of shares with participant payroll or employer contributions or loan repayments.
- Purchases of shares with reinvested dividend or capital gains distributions.
- Distributions, loans, and in-service withdrawals from a plan.
- Redemptions of shares as part of a plan termination or at the direction of the plan.
- Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.
- Redemptions of shares to pay fund or account fees.
- Share or asset transfers or rollovers.
- Re-registrations of shares.
- Conversions of shares from one share class to another in the same fund.

ACCOUNTS HELD BY INSTITUTIONS (OTHER
THAN DEFINED CONTRIBUTION PLANS)
Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 60-day policy previously described, prohibiting a client's purchases of fund shares, and/or eliminating the client's exchange privilege.

ACCOUNTS HELD BY INTERMEDIARIES
When intermediaries establish accounts in Vanguard funds for their clients, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities in the Vanguard funds.
 For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase or redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase or redemption fees or administer frequent-trading policies.
 For funds to which fees apply, intermediaries will be expected to begin to assess purchase and redemption fees within the next year. Intermediaries may be provided additional time if needed to address systems issues. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.


OTHER RULES YOU SHOULD KNOW


VANGUARD.COM/(R)/
^REGISTRATION. If you are a registered user of Vanguard.com, you can use your personal computer to review your account holdings; to buy, sell, or exchange shares of most Vanguard funds; and to perform most other transactions. To establish this service, you must register online.
^ELECTRONIC DELIVERY. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.

TELEPHONE TRANSACTIONS
^AUTOMATIC. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing. ^TELE-ACCOUNT/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service. ^PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:
- Authorization to act on the account (as the account owner or by legal documentation or other means).
- Account registration and address.
- Social Security or employer identification number.
- Fund name and account number, if applicable.
- Other information relating to the account.

32

^SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service for any or all shareholders at any time, without notice.

GOOD ORDER
We reserve the right to reject any transaction instructions that are not in "good order." The requirements vary among types of accounts and transactions. Good order means that your instructions must include:
- The fund name and account number.
- The amount of the transaction (stated in dollars, shares, or percent).
Written instructions also must include:
- Authorized signatures of all registered owners.
- Signature guarantees, if required for the type  of transaction.*
- Any supporting legal documentation that may  be required.
*Call Vanguard for specific signature-guarantee requirements.

FUTURE TRADE DATE REQUESTS
Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Buying Shares, Converting Shares, and Redeeming Shares. Vanguard reserves the right to return future-dated checks.

ACCOUNTS WITH MORE THAN ONE OWNER
If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.

RESPONSIBILITY FOR FRAUD
Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we send to you. It is important that you contact Vanguard immediately about any trans- actions you believe to be unauthorized.

UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on Uncashed checks.

UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell Investor Shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor. HOWEVER, ACCESS TO ADMIRAL SHARES THROUGH A FINANCIAL INTERMEDIARY IS RESTRICTED, AND AUTOMATIC CONVERSIONS BETWEEN INVESTOR SHARES AND ADMIRAL SHARES GENERALLY ARE NOT AVAILABLE TO ACCOUNTS HELD THROUGH INTERMEDIARIES. PLEASE CONSULT YOUR FINANCIAL INTERMEDIARY TO DETERMINE WHETHER ADMIRAL SHARES ARE AVAILABLE THROUGH THAT FIRM AND TO LEARN ABOUT OTHER RULES THAT MAY APPLY.
 Please see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees and monitoring of frequent trading for accounts held by intermediaries.


CUSTODIAL FEES
Vanguard charges a custodial fee of $10 a year for each IRA fund account with a balance of less than $5,000. The fee can be waived if you have assets totaling $50,000 or more at Vanguard in any combination of accounts under your taxpayer identification number, including IRAs, employer-sponsored retirement plans, brokerage accounts, annuities, and non-IRA accounts.


LOW-BALANCE ACCOUNTS
All Vanguard funds reserve the right to liquidate any investment-only retirement-plan account or any nonretirement account whose balance falls below the minimum initial investment. If a fund has a redemption fee, that fee will apply to shares redeemed upon closure of the account.

     For most nonretirement accounts, Vanguard deducts a $10 fee in June if the fund account balance is below $2,500. This fee can be waived if the total Vanguard account assets under your taxpayer identification number are $50,000or more.



RIGHT TO CHANGE POLICIES
In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase, redemption, service, or privilege at any time without notice; (2) accept initial purchases by telephone; (3) freeze any account and suspend account services when Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption fee, low-balance account fee, account maintenance fee, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect all investors or only those in certain classes or groups. These actions will be taken when, in the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.

34


FUND AND ACCOUNT UPDATES


CONFIRMATION STATEMENTS
We will send (or provide online, whichever you prefer) a confirmation statement to verify your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send such statements if they reflect only money market checkwriting or the reinvestment of dividends or capital gains distributions. Promptly review each confirmation statement that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the confirmation statement.

PORTFOLIO SUMMARIES
We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar year. Promptly review each summary that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary.

TAX STATEMENTS
For most taxable accounts, we will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans.These statements can be viewed online.


ANNUAL AND SEMIANNUAL REPORTS
We will send (or provide online, whichever you prefer) financial reports about Vanguard New Jersey Tax-Exempt Funds twice a year, in January and July. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:



- Performance  assessments and comparisons with industry benchmarks.

- Reports from the advisor.
- Financial statements with detailed listings of the Funds' holdings.
 Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one report when two or more shareholders have the same last name and address. You may request individual reports by contacting our Client Services Department in writing, by telephone, or by e-mail.

PORTFOLIO HOLDINGS
We generally post on our website at www.vanguard.com, in the HOLDINGS section of the Profile page for the New Jersey Long-Term Tax-Exempt Fund, a detailed list of the securities held by that Fund (PORTFOLIO HOLDINGS), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.



CONTACTING VANGUARD


ONLINE
VANGUARD.COM
- For the most complete source of Vanguard news
- For fund, account, and service information
- For most account transactions
- For literature requests
- 24 hours a day, 7 days a week

VANGUARD TELE-ACCOUNT/(R)/
800-662-6273
(ON-BOARD)
- For automated fund and account information
- For redemptions by check, exchange (subject to certain limitations), or wire
- Toll-free, 24 hours a day, 7 days a week

INVESTOR INFORMATION
800-662-7447 (SHIP)
(Text telephone at
800-952-3335)
- For fund and service information
- For literature requests
- Business hours only: Monday-Friday, 8 a.m. to 10 p.m., Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time

CLIENT SERVICES
800-662-2739 (CREW)
(Text telephone at
800-749-7273)
- For account information
- For most account transactions
- Business hours only: Monday-Friday, 8 a.m. to 10 p.m., Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time

36

ADMIRAL SERVICE CENTER
888-237-9949
- For Admiral account information
- For most Admiral transactions
- Business hours only: Monday-Friday, 8 a.m. to 10 p.m., Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time

INSTITUTIONAL DIVISION
888-809-8102
- For information and services for large institutional investors
- Business hours only

INTERMEDIARY SALES SUPPORT
800-997-2798
- For information and services for financial intermediaries including broker-dealers, trust institutions, insurance companies, and financial advisors
- Business hours only: Monday-Friday, 8:30 a.m. to 8 p.m., Eastern time

VANGUARD ADDRESSES

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.

REGULAR MAIL (INDIVIDUALS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

REGISTERED, EXPRESS, OR OVERNIGHT MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

FUND NUMBERS
Please use the specific fund number when contacting us:
 Vanguard New Jersey Tax-Exempt Money Market Fund--95 (Investor
Shares only)
 Vanguard New Jersey Long-Term Tax-Exempt Fund--14 (Investor Shares) or 514 (Admiral Shares)





























Vanguard, Vanguard.com, Connect with Vanguard, Plain Talk, Admiral, Vanguard Tele-Account, Tele-Account, VIPER, VIPERs, Vanguard Small Business Online, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS


ALTERNATIVE MINIMUM TAX (AMT)
A measure designed to ensure that individuals pay at least a minimum amount of federal income taxes. Certain securities used to fund private, for-profit activities are subject to AMT.


AVERAGE MATURITY
The average length of time until bonds held by a fund reach maturity and are repaid. In general, the longer the average maturity, the more a fund's share price fluctuates in response to changes in market interest rates. In calculating average maturity, a fund uses a bond's maturity or, if applicable, an earlier date on which the advisor believes it is likely that a maturity-shortening device (such as a call, put, refunding, prepayment or redemption provision, or an adjustable coupon) will cause the bond to be repaid.


CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

COUPON
The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

DURATION
A measure of the sensitivity of bond--and bond fund--prices to interest rate movements. For example, if a bond has a duration of two years, its price would fall by approximately 2% when interest rates rose by 1%. On the other hand, the bond's price would rise by approximately 2% when interest rates fell by 1%.


EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


FACE VALUE
The amount to be paid at a bond's maturity; also known as the par value or principal.


FIXED INCOME SECURITIES
An investment, such as a bond, which pays a fixed coupon, or a preferred stock, which pays a fixed dividend.



INVESTMENT-GRADE
A fixed income security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Fixed income securities rated in one of the four highest rating categories are considered "investment-grade"; other fixed income securities may be considered by the advisor to be investment-grade.


MATURITY
The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

MUNICIPAL BOND
A bond issued by a state or local government. Interest income from municipal bonds, and therefore dividend income from municipal bond funds, is generally free from federal income taxes and generally exempt from taxes in the state in which the bonds were issued.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP]
[VANGUARD]
Post Office Box 2600
Valley Forge, PA 19482-2600

CONNECT WITH VANGUARD (TM) www.vanguard.com

FOR MORE INFORMATION
If you would like more information
about Vanguard new York Tax-Exempt Funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional information about the Fund's
investments is available in the Fund's
annual and semiannual reports to shareholders.
In the annual report, you will
find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed
information about the Fund.


The current annual and semiannual
reports and the SAI are incorporated by
reference into (and are thus legally a part of) this prospectus. To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other
Vanguard funds, please visit our website or contact us as follows:


THE VANGUARD GROUP
INVESTOR INFORMATION DEPARTMENT
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600
TELEPHONE:
800-662-7447 (SHIP)
TEXT TELEPHONE:
800-952-3335



If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:


CLIENT SERVICES DEPARTMENT
TELEPHONE: 800-662-2739 (CREW)

TEXT TELEPHONE: 800-749-7273

INFORMATION PROVIDED BY THE
SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's
Public Reference Room in Washington, DC.
To find out more about this public
service, call the SEC at 202-551-8090.
Reports and other information about the
Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section,
Securities and Exchange Commission,
Washington, DC 20549-0102.


Fund's Investment Company Act
file number: 811-5340


(C) 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.



                          (C) 2006 The Vanguard Group, Inc. All rights reserved.
                                    Vanguard Marketing Corporation, Distributor.




                                                                    P014  062006

                                     PART B


                     VANGUARD CALIFORNIA TAX-FREE FUNDS
                       VANGUARD FLORIDA TAX-FREE FUND
                  VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS
                     VANGUARD NEW JERSEY TAX-FREE FUNDS
                      VANGUARD NEW YORK TAX-FREE FUNDS
                        VANGUARD OHIO TAX-FREE FUNDS
                    VANGUARD PENNSYLVANIA TAX-FREE FUNDS


              (ALSO KNOWN AS THE VANGUARD STATE TAX-EXEMPT FUNDS)

                       STATEMENT OF ADDITIONAL INFORMATION



                                 JUNE 8, 2006


This Statement of Additional Information is not a prospectus but should be read in conjunction with the Funds' current prospectuses (dated June 8, 2006). To obtain, without charge, a prospectus or the most recent Annual Report to Shareholders, which contains the Funds' financial statements as hereby incorporated by reference, please call:



                        INVESTOR INFORMATION DEPARTMENT:
                                  800-662-7447

                                TABLE OF CONTENTS


DESCRIPTION OF THE TRUSTS.............................................B-1
INVESTMENT POLICIES...................................................B-4
INVESTMENT LIMITATIONS................................................B-15
STATE RISK FACTORS....................................................B-16
FLORIDA INTANGIBLE PERSONAL PROPERTY TAX..............................B-23
SHARE PRICE...........................................................B-23
PURCHASE AND REDEMPTION OF SHARES.....................................B-24
MANAGEMENT OF THE FUNDS...............................................B-25
INVESTMENT ADVISORY SERVICES..........................................B-42
PORTFOLIO TRANSACTIONS................................................B-44
PROXY VOTING GUIDELINES...............................................B-45
FINANCIAL STATEMENTS..................................................B-49
APPENDIX--DESCRIPTION OF MUNICIPAL BONDS AND THEIR RATINGS............B-49


                            DESCRIPTION OF THE TRUSTS

ORGANIZATION


Vanguard California Tax-Free Funds was organized as a Pennsylvania business trust in 1985 and was reorganized as a Delaware statutory trust in July 1998. Vanguard Florida Tax-Free Fund was organized as a Pennsylvania business trust in 1992 and was reorganized as a Delaware statutory trust in July 1998. Vanguard Massachusetts Tax-Exempt Funds was organized as a Delaware statutory trust in August 1998. Vanguard New Jersey Tax-Free Funds was organized as a Pennsylvania business trust in 1987 and was reorganized as a Delaware statutory trust in July 1998. Vanguard New York Tax-Free Funds was organized as a Pennsylvania business trust in 1985 and was reorganized as a Delaware statutory trust in July 1998. Vanguard Ohio Tax-Free Funds was organized as a Pennsylvania business trust in 1990 and was reorganized as a Delaware statutory trust in July 1998. Vanguard Pennsylvania Tax-Free Funds was organized as a Pennsylvania business trust in 1986 and was reorganized as a Delaware statutory trust in July 1998. Aside from Vanguard Massachusetts Tax-Exempt Funds, which has always been a Delaware statutory trust, prior to their reorganization as Delaware statutory trusts, the Trusts were known as Vanguard California Tax-Free Fund, Inc., Vanguard Florida Insured Tax-Free Fund, Inc., Vanguard New Jersey Tax-Free Fund, Inc., Vanguard New York Tax-Free Fund, Inc., Vanguard Ohio Tax-Free Fund, Inc., and Vanguard Pennsylvania Tax-Free Fund, Inc., respectively. Each Trust is registered with the United States Securities and Exchange Commission (the SEC) under the Investment Company Act of 1940 (the 1940 Act) as an open-end, nondiversified management investment company. The Trusts currently offer the following funds (and classes of shares thereof):

                                                        SHARE CLASSES**
                                                        -------------
FUND*                                           INVESTOR SHARES   ADMIRAL SHARES
----                                            ---------------   --------------
VANGUARD CALIFORNIA TAX-FREE FUNDS
 Vanguard California Tax-Exempt Money Market Fund     Yes               No
 Vanguard California Intermediate-Term
  Tax-Exempt Fund                                     Yes              Yes
 Vanguard California Long-Term Tax-Exempt Fund        Yes              Yes

VANGUARD FLORIDA TAX-FREE FUND
 Vanguard Florida Long-Term Tax-Exempt Fund           Yes              Yes

VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS
 Vanguard Massachusetts Tax-Exempt Fund               Yes               No

VANGUARD NEW JERSEY TAX-FREE FUNDS
 Vanguard New Jersey Tax-Exempt Money Market Fund     Yes               No
 Vanguard New Jersey Long-Term Tax-Exempt Fund        Yes              Yes

VANGUARD NEW YORK TAX-FREE FUNDS
 Vanguard New York Tax-Exempt Money Market Fund       Yes               No
 Vanguard New York Long-Term Tax-Exempt Fund          Yes              Yes

VANGUARD OHIO TAX-FREE FUNDS
 Vanguard Ohio Tax-Exempt Money Market Fund           Yes               No
 Vanguard Ohio Long-Term Tax-Exempt Fund              Yes               No

VANGUARD PENNSYLVANIA TAX-FREE FUNDS
 Vanguard Pennsylvania Tax-Exempt Money Market Fund   Yes               No
 Vanguard Pennsylvania Long-Term Tax-Exempt Fund      Yes              Yes

 *Individually, a Fund; collectively, the Funds.
**Individually, a class; collectively, the classes.

 Each Trust has the ability to offer additional funds, which in turn may issue classes of shares. There is no limit on the number of full and fractional shares that may be issued for a single fund or class of shares.

 Throughout this document, any references to "class" apply only to the extent a Fund issues multiple classes.


 Each Fund described in this Statement of Additional Information is a member fund. There are two types of Vanguard funds, member funds and non-member funds. Member funds jointly own The Vanguard Group, Inc. (Vanguard), contribute to Vanguard's capital, and receive services at cost from Vanguard pursuant to a Funds' Service Agreement. Non-member funds do not contribute to Vanguard's capital, but they do receive services pursuant to special services agreements. See "Management of the Funds" for more information.


SERVICE PROVIDERS



CUSTODIAN. U.S. Bank NA, 123 South Broad Street, Philadelphia, PA 19109, serves as the Funds' custodian. The custodian is responsible for maintaining the Funds' assets, and keeping all necessary accounts and records of Fund assets, and appointing any foreign sub-custodians or foreign securities depositories.



 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA, 19103-7042, serves as the Funds' independent registered public accounting firm. The independent registered public accounting firm audits the Funds' annual financial statements and provides other related services.

 TRANSFER AND DIVIDEND-PAYING AGENT. The Funds' transfer agent and dividend-paying agent is Vanguard, 100 Vanguard Boulevard, Malvern, PA 19355.

CHARACTERISTICS OF THE FUNDS' SHARES


RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of the Funds' shares, other than the possible future termination of a Fund or a share class. Each Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the Fund or class. Unless terminated by reorganization or liquidation, each Fund and share class will continue indefinitely.


 SHAREHOLDER LIABILITY. Each Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of a Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss as a result of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

 DIVIDEND RIGHTS. The shareholders of a Fund are entitled to receive any dividends or other distributions declared by the Fund. No shares of a Fund have priority or preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund and will be paid ratably to all shareholders of the Fund (or class) according to the number of shares of the Fund (or class) held by shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

 VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (1) a shareholder vote is required under the 1940 Act; (2) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of a Fund or any class; (3) the trustees determine that it is necessary or desirable to obtain a shareholder vote; or (4) a certain type of merger or consolidation, share conversion, share exchange, or sale of assets is proposed. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Fund's net assets and to change any fundamental policy of a Fund. Unless otherwise required by applicable law, shareholders of a Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Fund or class affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are noncumulative and cannot be modified without a majority vote.

 LIQUIDATION RIGHTS. In the event that a Fund is liquidated, shareholders will be entitled to receive a pro rata share of the Fund's net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund's net assets that are allocated to that class. Shareholders may receive cash, securities, or a combination of the two.

 PREEMPTIVE RIGHTS. There are no preemptive rights associated with the Funds' shares.


CONVERSION RIGHTS. Fund shareholders (except those invested in the Massachusetts Tax-Exempt Fund, Ohio Long-Term Tax-Exempt Fund, and each State Tax-Exempt Money Market Fund) may convert their shares into another class of shares of the same Fund upon the satisfaction of any then applicable eligibility requirements. There are no conversion rights associated with the Massachusetts Tax-Exempt and Ohio Long-Term Tax-Exempt Funds, as well as those of each State's Tax-Exempt Money Market Fund.


 REDEMPTION PROVISIONS. Each Fund's redemption provisions are described in its current prospectus and elsewhere in this Statement of Additional Information.

 SINKING FUND PROVISIONS. The Funds have no sinking fund provisions.

 CALLS OR ASSESSMENT. The Funds' shares, when issued, are fully paid and non-assessable.

TAX STATUS OF THE FUNDS

Each Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the IRC). This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.


                               INVESTMENT POLICIES


Some of the investment policies described below and in each Fund's prospectus set forth percentage limitations on a Fund's investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these policies will be determined immediately after the acquisition of such securities or assets. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.


 The following policies and explanations supplement each Fund's investment objective and policies set forth in the prospectus. With respect to the different investments discussed below, a Fund may acquire such investments to the extent consistent with its investment objective and policies.


 80% POLICY. As a matter of fundamental policy, each Fund will invest at least 80% of its assets in securities exempt from federal taxes and taxes of the state indicated by each Fund's name, under normal market conditions. In applying this 80% policy, assets will include net assets and borrowings for investment purposes. In addition, under normal market conditions, the Massachusetts Tax-Exempt Fund will invest at least 65% of its total assets in the securities of Massachusetts issuers.



 BORROWING. A fund's ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no-action letters, interpretations, and other pronouncements by the SEC and its staff, and any other regulatory authority having jurisdiction, from time to time. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund's total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.


 Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by earnings on the securities purchased. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

 The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements, engaging in mortgage-dollar-roll transactions, selling securities short (other than short sales "against-the-box"), buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm-commitment and standby-commitment agreements, engaging in when-issued, delayed-delivery, or forward-commitment transactions, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing (additional discussion about a number of these transactions can be found below). A borrowing transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) maintains an offsetting financial position, (2) segregates liquid assets (with such liquidity determined by the advisor in accordance with procedures established by the board of trustees) equal (as determined on a daily mark-to-market basis) in value to the fund's potential economic exposure under the borrowing transaction, or (3) otherwise "covers" the transaction in accordance with applicable SEC guidance (collectively, "covers" the transaction). A fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, segregated assets may not be available to satisfy redemptions or for other purposes.

 DEBT SECURITIES -- NON-INVESTMENT-GRADE SECURITIES. Non-investment-grade securities, also referred to as "high-yield securities" or "junk bonds," are debt securities that are rated lower than the four highest rating categories by a nationally recognized statistical rating organization (for example, lower than Baa3 by Moody's Investors Service, Inc. or lower than BBB- by Standard & Poor's) or are determined to be of comparable quality by the fund's advisor. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the investment-grade categories. Investment in these securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

 Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high-yield securities than for investment-grade debt securities. The success of a fund's advisor in managing high-yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.

 Some high-yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.



The market values of high-yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High-yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn or of a sustained period of rising interest rates, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.



 The secondary market on which high-yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund to sell a high-yield security or the price at which a fund could sell a high-yield security, and could adversely affect the daily net asset value of fund shares. When secondary markets for high-yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

 Except as otherwise provided in a fund's prospectus, if a credit-rating agency changes the rating of a portfolio security held by a fund, the fund may retain the portfolio security if the advisor deems it in the best interests of shareholders.

 DEBT SECURITIES -- VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities are debt securities that provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). Variable or floating rate securities that include market-dependent liquidity features may have greater liquidity risk than other securities, due to (for example) the failure of a market-dependent liquidity feature to operate as intended (as a result of the issuer's declining creditworthiness, adverse market conditions, or other factors) or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them until the later of the repurchase date, the resale date, or maturity. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.


DERIVATIVES. A derivative is a financial instrument which has a value that is based on--or "derived from"--the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes. Derivatives include futures contracts and options on futures contracts (see additional discussion below), forward-commitment transactions
(see additional discussion below), options on securities (see additional discussion below), caps, floors, collars, swap agreements (see additional discussion below), and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (OTC) market. The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the securities, assets, or market indexes on which the derivatives are based. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes. A fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns. There is no assurance that any derivatives strategy used by a fund's advisor will succeed. The counterparties to the funds' derivatives will not be considered the issuers thereof for certain purposes of the 1940 Act and the IRC, although such derivatives may qualify as securities or investments under such laws. the funds' advisor, however, will monitor the funds' credit risk exposure to derivative counterparties to prevent excess concentration to anyone counterparty.


 Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a "counterparty") or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

 Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 Derivatives may be subject to pricing or "basis" risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

 Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A derivative transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

 Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indexes, or other financial or economic factors in establishing derivative positions for the fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Futures contracts and options on futures contracts are derivatives (see additional discussion above). Each Fund's obligation under futures contracts will not exceed 20% of its total assets. The reasons for which a fund may invest in futures include: (1) to keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in bonds, or (2) to reduce the Fund's transaction costs or add value when these instruments are favorably priced.


 A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be "long" the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be "short" the contract. The price at which a futures contract is entered into is established either in the electronic marketplace or by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are "offset" before the settlement date through the establishment of an opposite and equal futures position.

 The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit "initial margin" with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process is known as "marking-to-market." A futures transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

 An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the "exercise" or "strike" price) any time before the option expires. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.


 A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as described above in the case of futures contracts. A futures option transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

Each fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission, under which a mutual fund is conditionally excluded from the definition of the term "commodity pool operator." A fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS -- RISKS. The risk of loss in trading futures contracts and in writing futures options can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, a fund may be required to make delivery of the instruments underlying the futures positions it holds.


 A fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment. Treasury futures are generally not subject to such daily limits.


 A fund bears the risk that its advisor will incorrectly predict future market trends. If the advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

 A fund could lose margin payments it has deposited with its FCM, if, for example, the FCM breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In that event, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

 HYBRID INSTRUMENT. A hybrid instrument, or hybrid, is an interest in an issuer that combines the characteristics of an equity security, a debt security, a commodity, and/or a derivative. A hybrid may have characteristics that, on the whole, more strongly suggest the existence of a bond, stock or other traditional investment, but may also have prominent features that are normally associated with a different type of investment. Moreover, hybrid instruments may be treated as a particular type of investment for one regulatory purpose (such as taxation) and may be simultaneously treated as a different type of investment for a different regulatory purpose (such as securities or commodity regulation). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including increased total return, duration management, and currency hedging. Because hybrids combine features of two or more traditional investments, and may involve the use of innovative structures, hybrids present risks that may be similar to, different from, or greater than those associated with traditional investments with similar characteristics.

Examples of hybrid instruments include convertible securities, which combine the investment characteristics of bonds and common stocks, and perpetual bonds, which are structured like fixed income securities, have no maturity date and may be characterized as debt or equity for certain regulatory purposes. Another example of a hybrid is a commodity-linked bond, such as a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid would be a combination of a bond and a call option on oil.

 In the case of hybrids that are structured like fixed income securities (such as structured notes), the principal amount or interest rate is generally tied (positively or negatively) to the price of some commodity, currency, securities index, interest rate or other economic factor (each a benchmark). For some hybrids, the principal amount payable at maturity or interest rate may be increased or decreased, depending on changes in the value of the benchmark. Other hybrids do not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond with a fixed principal amount that pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. Depending on the level of a fund's investment in hybrids, these risks may cause significant fluctuations in the fund's net asset value.


 Certain issuers of hybrid instruments known as structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the funds' investments in these products may be subject to limits described below under the heading "Other Investment Companies."


INTERFUND BORROWING AND LENDING. The SEC has granted an exemption permitting the Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that: (1) no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is typically available from a bank for a comparable transaction; (2) no equity, taxable bond, or money market fund may loan funds if the loan would cause its aggregate outstanding loans through the program to exceed 5%, 7.5%, or 10%, respectively, of its net assets at the time of the loan; and (3) a fund's interfund loans to any one fund shall not exceed 5% of the lending fund's net assets In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program. Any delay in prepayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.


 MUNICIPAL BONDS. Municipal bonds are debt obligations issued by states, municipalities, and other political subdivisions, agencies, authorities, and instrumentalities of states and multi-state agencies or authorities (collectively, municipalities), the interest on which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax (Municipal Bonds). Municipal Bonds include securities from a variety of sectors, each of which has unique risks. Municipal Bonds include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds, including industrial development bonds issued pursuant to federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds are issued for either project or enterprise financings in which the bond issuer pledges to the bondholders the revenues generated by the operating projects financed from the proceeds of the bond issuance. Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality. Under the IRC, certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Tax-exempt private activity bonds and industrial development bonds generally are also classified as revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds are the responsibility of the corporate user (and/or any guarantor). Some Municipal Bonds may be issued as variable or floating rate securities and may incorporate market-dependent liquidity features (see discussion of "Debt Securities - Variable and Floating Rate Securities"). A tax-exempt fund will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest payments on Municipal Bonds will continue to be tax-exempt for the life of the bonds.



 Some longer-term Municipal Bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request--usually one to seven days. This demand feature enhances a security's liquidity by shortening its maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a fund would hold the longer-term security, which could experience substantially more volatility. Municipal Bonds that are issued as variable or floating rate securities incorporating market-dependent liquidity features may have greater liquidity risk than other Municipal Bonds (see discussion of "Debt Securities - Variable and Floating Rate Securities").



 Some Municipal Bonds feature credit enhancements, such as lines of credit, letters of credit, municipal bond insurance, and standby bond purchase agreements (SBPAs). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying Municipal Bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured Municipal Bonds have been historically low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issuer.

 Municipal Bonds also include tender option bonds, which are municipal derivatives created by dividing the income stream provided by an underlying Municipal Bond to create two securities issued by a special-purpose trust, one short-term and one long-term. The interest rate on the short-term component is periodically reset. The short-term component has negligible interest rate risk, while the long-term component has all of the interest rate risk of the original bond. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term components can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities.

 Municipal securities also include a variety of structures geared towards accommodating municipal issuer short term cash flow requirements. These structures include but are not limited to general market notes, commercial paper, put bonds, and variable rate demand obligations (VRDOs). VRDOs comprise a significant percentage of the outstanding debt in the short term municipal market. VRDOs can be structured to provide a wide range of maturity options (1 day to over 360 days) to the underlying issuing entity and are typically issued at par. The longer the maturity option, the greater the degree of liquidity risk (the risk of not receiving an asking price of par or greater) and reinvestment risk (the risk that the proceeds from maturing bonds must be reinvested at a lower interest rate).


The reorganization under the federal bankruptcy laws of an issuer of, or payment obligor with respect to, Municipal Bonds may result in the Municipal Bonds being cancelled without repayment, repaid only in part, or repaid in part or whole through an exchange thereof for any combination of cash, Municipal Bonds, debt securities, convertible securities, equity securities, or other instruments or rights in respect of the same issuer or payment obligor or a related entity.


 MUNICIPAL BONDS -- RISKS. Municipal Bonds are subject to credit risk. Like other debt securities, Municipal Bonds include investment-grade, non-investment -grade, and unrated securities. Rated Municipal Bonds that may be held by a fund include those rated investment-grade at the time of investment or those issued by issuers whose senior debt is rated investment-grade at the time of investment. In the case of any unrated Municipal Bonds, the advisor to a fund will assign a credit rating based upon criteria that include an analysis of factors similar to those considered by nationally recognized statistical rating organizations. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of Municipal Bonds are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal, or political developments might affect all or a substantial portion of a fund's Municipal Bonds in the same manner. In particular, a state-specific tax-exempt fund is subject to state-specific risk, which is the chance that the fund, because it invests primarily in securities issued by a particular state and its municipalities, is more vulnerable to unfavorable developments in that state than are funds the invest in municipal securities of many states. Unfavorable developments in any economic sector may have far-reaching ramifications on a state's overall municipal market.

 Municipal Bonds are subject to interest rate risk. Interest rate risk is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk is higher for long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of shorter-term bonds. Generally, prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on Municipal Bonds are dependent on a variety of factors, such as the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time.

 Municipal Bonds are subject to call risk. Call risk is the chance that during periods of falling interest rates, issuers of callable bonds may "call"--or repay--securities with higher coupons (interest rates) before their maturity dates. Forced to reinvest the unanticipated proceeds at lower interest rates, a fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Call risk is generally high for long-term bonds.

 Municipal Bonds may be deemed to be illiquid as determined by or in accordance with methods adopted by a fund's board of trustees. In determining the liquidity and appropriate valuation of a Municipal Bond, a fund's advisor may consider the following factors relating to the security, among others: (1) the frequency of trades and quotes; (2) the number of dealers willing to purchase or sell the security; (3) the willingness of dealers to undertake to make a market; (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; and
(5) factors unique to a particular security, including general creditworthiness of the issuer and the likelihood that the marketability of the securities will be maintained throughout the time the security is held by the fund.

 OPTIONS. An option is a derivative (see additional discussion above). An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a "premium," the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price prior to the expiration date of the option. The writer of an option on a security has the obligation upon exercise of the option (1) to deliver the underlying security upon payment of the exercise price (in the case of a call option) or (2) to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the size of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

 The buyer (or holder) of an option is said to be "long" the option, while the seller (or writer) of an option is said to be "short" the option. A call option grants to the holder the right to buy (and obligates the writer to sell) the underlying security at the strike price. A put option grants to the holder the right to sell (and obligates the writer to buy) the underlying security at the strike price. The purchase price of an option is called the "premium." The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

 If a trading market in particular options were to become unavailable, investors in those options (such as the funds) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying interest moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying interests and related interests. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.

 A fund bears the risk that its advisor will not accurately predict future market trends. If the advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.


 OTHER INVESTMENT COMPANIES. A fund may invest in other investment companies to the extent permitted by applicable law or SEC exemption. Under the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. The 1940 Act provides an exemption from these restrictions for a fund-of-funds where the acquiring fund and any acquired funds are part of the same group of investment companies and comply with various conditions set forth in the Act. If a fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund's expenses (including operating expenses and the fees of the advisor), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the fund but also to the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded on the secondary market.



 RESTRICTED AND ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a fund's books. Illiquid securities may include a wide variety of investments, such as: (1) repurchase agreements maturing in more than seven days; (2) OTC options contracts and certain other derivatives (including certain swap agreements); (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits); (4) participation interests in loans; (5) municipal lease obligations; (6) commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 (the 1933 Act); and (7) securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by a fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the board of trustees. This generally includes securities that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act, such as commercial paper. While a fund's advisor monitors the liquidity of restricted securities on a daily basis, the board of trustees oversees and retains ultimate responsibility for the advisor's liquidity determinations. Several factors that the trustees consider in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers, and dealers that trade in the security, and the availability of information about the security's issuer.


 SWAP AGREEMENTS. A swap agreement is a derivative (see additional discussion above). A swap agreement is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.



 Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, and total return swaps. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.

 An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

 The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.


 Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transactions may be subject to a fund's limitation on investments in illiquid securities.

 Swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive (or cheap) relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the swap agreement.



 Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rates or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. A leveraged swap transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


 Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the fund. If the advisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many swaps, in particular OTC swaps, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

 The use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.

 The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.


 TAX MATTERS -- FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. A fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term, depending on the holding period of the contract. Sales of futures contracts that are intended to hedge against a change in the value of securities held by a fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A fund may be required to defer the recognition of losses on one position, such as futures contracts, to the extent of any unrecognized gains on a related offsetting position held by the fund.

 In order for a fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies, or other income derived with respect to the fund's business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.

 A fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the fund's other investments and shareholders will be advised on the nature of the distributions.

 TAX MATTERS -- MARKET DISCOUNT. The price of a bond purchased after its original issuance may reflect market discount which, depending on the particular circumstances, may affect the tax character and amount of income required to be recognized by a fund holding the bond. In determining whether a bond is purchased with market discount, certain de minimis rules apply.

 TEMPORARY INVESTMENTS. A fund may take temporary defensive measures that are inconsistent with the fund's normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the advisor. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. government and its agencies, commercial paper, and bank certificates of deposit; (2) shares of other investment companies which have investment objectives consistent with those of the fund; (3) repurchase agreements involving any such securities; and (4) other money market instruments. There is no limit on the extent to which the fund may take temporary defensive measures. In taking such measures, the fund may fail to achieve its investment objective.


 TENDER OPTION BOND PROGRAMS. Tender option bond programs are a type of municipal bond derivative security that provide for tax-free income at a variable rate. In such programs, high quality longer-term municipal bonds are held inside a trust and varying economic interests in the bonds are created and sold to investors. One class of investors earns interest at a rate based on current short-term tax-exempt interest rates and may tender its holdings at par to the program sponsor at agreed upon intervals. This class is an eligible security for municipal money market fund investments. A second class of investors has a residual income interest (earning any net income produced by the underlying bonds that exceeds the variable income paid to the other class of investors) and bears the risk that the underlying bonds decline in value due to changes in market interest rates. The Funds do not invest in this second class of shares. Under the terms of such programs, both investor classes bear the risk of loss that would result from a default on the underlying bonds as well as from other potential, yet remote, credit or structural events.


 WHEN-ISSUED, DELAYED-DELIVERY, AND FORWARD-COMMITMENT TRANSACTIONS. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

                             INVESTMENT LIMITATIONS

Each Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of shares means shares representing the lesser of: (1) 67% or more of the Fund's net assets voted, so long as shares representing more than 50% of the Fund's net assets are present or represented by proxy; or (2) more than 50% of the Fund's net assets.

 BORROWING. Each Fund may not borrow money in excess of 15% of its net assets, and any borrowings by the Fund must comply with all applicable regulatory requirements.

 COMMODITIES. Each Fund may not purchase or sell commodities, except that the California Intermediate-Term, California Long-Term, Massachusetts, New Jersey Long-Term, New York Long-Term, Ohio Long-Term, Pennsylvania Long-Term, and Florida Long-Term Tax-Exempt Funds may invest in fixed income futures contracts, fixed income options, and options on fixed income futures contracts. No more than 5% of a Fund's total assets may be used as initial margin deposit for futures contracts, and (with the exception of the Florida Long-Term Tax-Exempt
Fund) no more than 20% of a Fund's total assets may be invested in futures contracts or options at any time.

 DIVERSIFICATION. Each Fund will limit the value of all holdings (except U.S. government securities, cash, and cash items as defined under subchapter M of the
IRC), each of which exceeds 5% of the Fund's total assets or 10% of the issuer's outstanding voting securities, to an aggregate of 50% of the Fund's total assets as of the end of each quarter of the taxable year. Additionally, each Fund (with the exception of the Massachusetts Tax-Exempt Fund) will limit the aggregate value of holdings of a single issuer (except U.S. government securities, cash, and cash items, as defined in the IRC) to a maximum of 25% of the Fund's total assets as of the end of each quarter of the taxable year.


ILLIQUID SECURITIES. Each Fund (with the exception of the Massachusetts Tax-Exempt Fund) may not acquire any security if, as a result, more than 15% of its net assets (10% for the Money Market Funds) would be invested in securities that are illiquid.


 INVESTMENTS IN SECURITIES OTHER THAN MUNICIPAL BONDS. Each Fund will not invest in securities other than Municipal Securities except that each Fund may make temporary investments in certain short-term taxable securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. government and its agencies or instrumentalities, commercial paper, bank certificates of deposits; and any such securities or municipal bonds subject to repurchase agreements.

 INVESTMENT OBJECTIVE. The investment objective of each Fund may not be materially changed without a shareholder vote.

 LOANS. Each Fund may not lend money to any person except by the purchase of bonds, debentures, or similar obligations that are publicly distributed or customarily purchased by institutional investors; by lending its portfolio securities; or through Vanguard's interfund lending program.

MARGIN. Each Fund (with the exception of the Massachusetts Tax-Exempt Fund) may not purchase securities on margin or sell securities short, except as permitted by the Funds' investment policies relating to commodities.

OIL, GAS, MINERALS. Each Fund (with the exception of the Massachusetts Tax-Exempt Fund) may not invest in interests in oil, gas, or other mineral exploration or development programs, although it can invest in bonds and money market instruments secured by interests in these programs.

 PLEDGING ASSETS. Each Fund (with the exception of the Massachusetts Tax-Exempt
Fund) may not pledge, mortgage, or hypothecate more than 15% of its net assets.

 PUTS, CALLS, STRADDLES. Each Fund (with the exception of the Massachusetts Tax-Exempt Fund) may not invest in put, call, straddle, or spread options, except as permitted by the Fund's investment policies relating to commodities.

REAL ESTATE. Each Fund may not invest directly in real estate, although it may invest in municipal bonds secured by real estate or interests therein. (The Massachusetts Tax-Exempt Fund may also invest in securities of companies that deal in real estate.)


 SENIOR SECURITIES. Each Fund may not issue senior securities, except in compliance with the 1940 Act.

 TAX-EXEMPT INVESTMENTS. For a description of each Fund's fundamental policy on tax-exempt investments see "Investment Policies - 80% Policy."


 UNDERWRITING. Each Fund may not engage in the business of underwriting securities issued by other persons. The Fund will not be considered an underwriter when disposing of its investment securities.


 Compliance with the investment limitations set forth above is measured at the time the securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction.

 None of these limitations prevents a Fund from having an ownership interest in Vanguard. As part owner of Vanguard, each Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See "Management of the Funds" for more information.

                               STATE RISK FACTORS

Following is a brief summary of select state factors affecting each Fund. It does not represent a complete analysis of every material fact effecting each state's debt obligations. Each summary is based on a sampling of offering statements for the debt of each state's issuers, data from independent rating agencies, and/or data reported in other public sources. The Funds have not independently verified this information, and will not update it during the year.

 In general, the credit quality and credit risk of any issuer's debt depend on the state and local economy, the health of the issuer's finances, the amount of the issuer's debt, the quality of management, and the strength of legal provisions in debt documents that protect debt holders. Credit risk is usually lower wherever the economy is strong, growing, and diversified; financial operations are sound; and the debt burden is reasonable.

CALIFORNIA RISK FACTORS



Vanguard California Tax-Free Funds invest primarily in the obligations of the State of California, State agencies, and various local governments in the State. Local government obligations include securities that counties, cities, school districts, special districts, agencies, and authorities issue. The average credit rating among states in the United States for "full faith and credit" state debt is Aa2, as determined by Moody's Investors Service, Inc. (Moody's) or AA, as determined by Standard & Poor's (S&P). Against this measure and the criteria listed above, the credit risk associated with direct obligations of the State of California, including general obligation bonds, lease debt, appropriation debt, and notes, compares unfavorably at A2/A3 from Moody's and A/A-from S&P for general obligation bonds and essential lease debt/appropriation debt, respectively. They remain the lowest among all the states with the exception of the State of Louisiana, even after a Moody's upgrade in July 2005.


 California's political turmoil continued in 2005. Many analysts thought that this could have been a chance to address the State's persistent budget challenges given Republican Governor Arnold Schwarzenegger's popularity and the fact that it was not an election year. As the year progressed, the Governor decided to call a special election to address a number of issues. The legislature passed a budget that addressed a few of the ongoing structural issues, but which made little progress in addressing the long term imbalances. The politicians focused instead on the special election. In the event, the voters defeated all of the Governor's proposals and his popularity declined in the polls. As the fiscal year 2007 (period beginning July 1, 2006) budget season starts in January 2006 with the Governor's budget proposal, the ability of the State to identify solutions to persistent budget gaps will be crucial to its long term credit outlook, but with election year politics in full swing, the outlook for meaningful reform in the short-term is dim. With respect to revenue performance, the State's personal income tax receipts have increased strongly in dollar terms and compared to budget. Sales tax revenues have fared less well; although they are generally higher than last year, so far in fiscal year 2006 they are coming in less than budgeted.


The State sold $3 billion of short-term notes and $8.8 billion of general obligation and lease revenue bonds, as well as other revenue-based securities, in 2005. State agencies and local governments sold bonds as well. The State's debt level is above average. According to Moody's, in 2005, net tax-supported State debt of $55.5 billion was 4.7% of personal income, compared with a U.S. median of 2.4%. Despite the variance to the national level, this is still a manageable amount. The State's debt in dollar terms is the highest in the country, but on a per capita basis, it is $1,545, which is the ninth largest among the states and higher than the national median of $703 per capita. The Governor has proposed a significant amount of new bonding to finance various infrastructure projects across the State. If the voters approve the bonds, the amount of State debt outstanding will increase.

At over $1.6 trillion, California's economy remains the largest among the states, representing approximately 13.3% of total U.S. economic activity. Since 2000, the California gross state product has increased 11.9% in real terms, ahead of the national 10.1% rate according to the U.S. Bureau of Economic Analysis. The State lost approximately 191,100 jobs during the 2001-2003 economic slowdown. Unemployment rose from 5.4% in 2001 to 6.7% in 2003, but employment has recovered in most sectors and the unemployment rate has since fallen to 5.2% (preliminary; seasonally adjusted), as of November 2005 compared to the 5% national rate. As the largest agricultural producer in the country, California has unemployment levels that are typically higher than those in the nation as a whole, but concentrated away from the coastal population centers. California's economy closely mirrors that of the United States with slightly less manufacturing concentration in California compared with the nation, and slightly more in the services sector. California remains a wealthy state. In 2004, it had a per capita income level of $35,172, representing 106.4% of the national average. This is the eleventh highest among the states.


 California remains the largest state in the nation by population. There are
36.1 million people living there as of 2005, according to the Department of Commerce's Bureau of the Census; this is 12.2% of the national population and represents a higher growth rate than the national average since the 2000 census. Despite the State's fiscal challenges, its growing, young population, the State's status as a preferred location for new immigrants to locate, a strong higher education system, wealth levels, and excellent ports continue to bolster California's economic prospects. Real estate markets remain healthy, although there are signs of a slowdown from the very strong growth figures of recent years.

 Because of the State's growth, it is facing challenges in infrastructure development and finance. In the transport sector, roads are congested and mass transit is not as developed as in some of the country's older metropolitan areas. Water availability remains an ongoing challenge, although a settlement with the U.S government and other western states that take water from the Colorado River was a positive event. Further, budget constraints have reduced resources available for capital spending--although a proposed infrastructure bonding program could address some deferred projects if the voters approve the bonds. The State is also facing challenges to build new school facilities to educate its growing student population.

 Local government finances are generally less challenged than the State's are at the moment because of Proposition 1A that voters approved in November 2004, which limits the State's ability to redirect local revenues or impose unfunded mandates. Also, local governments derive revenue from real-estate-based sources, including property taxes and recording taxes and fees when properties transfer. If the real estate market slows significantly, this could be a challenge for cities, counties, redevelopment agencies, and other governmental units going forward. Because of various revenue shifts, most school districts in California are more dependent on State funding than was the case in previous years. Proposition 98 protects most school district revenues, but this exposure to the State is still an important credit variable.

 California is subject to unique natural hazard risks such as earthquakes and forest fires, which can cause localized economic harm. Natural hazards could limit the ability of governments to repay debt. They could also prevent governments from fulfilling obligations on appropriation debt, particularly if the leased asset is destroyed. Cycles of drought, flooding, and mudslides are also concerns insofar as they affect agricultural production, power generation, and the supply of drinking water.

FLORIDA RISK FACTORS


Vanguard Florida Tax-Free Fund invests primarily in municipal bonds of the Florida State government, the State's agencies and authorities, and various local governments, including counties, cities, towns, special districts, and authorities. As a result of this investment focus, events in Florida are likely to affect the Fund's investment performance. The average credit rating among states in the United States for "full faith and credit" state debt is Aa2, as determined by Moody's or AA, as determined by S&P. Against this measure and the criteria listed above, the credit risk associated with direct obligations of the State of Florida and the State's agencies and authorities, including general obligation and revenue bonds, lease debt, and notes, is less than average for U.S. states. For decades, Florida's general obligation bonds had been rated in the AA category by all rating agencies during which period the State's obligations were characterized as providing high-grade security with a very strong capacity for timely repayment of debt. However, in early 2005, S&P upgraded the State of Florida's general obligation rating from AA+ to AAA the agency's highest rating. Similarly, Moody's upgraded the State from Aa2 to Aa1 in January. The upgrades reflect a consistently strong economy, healthy finances, and conservative budget management.

 The State of Florida's economy is characterized by a large service sector, a dependence on the tourism and construction industries, and a large retirement population. Its primary vulnerability is exposure to the business cycle affecting both the tourism and construction sectors. Unlike many other states, Florida has seen unwavering employment growth since 2000. Even during the 2001-2003 economic slowdown, the state gained approximately 115,000 jobs. Unemployment during that same period rose only slightly from 4.8% in 2001 to 5.1% in 2003. More recently, unemployment rates have again trended lower. The annual unemployment rate for 2004 was 4.8%, while the rate in November 2005, was 3.6% (preliminary; seasonally adjusted).


 The management of rapid growth has been the major challenge facing the State and local governments. While attracting many senior citizens, Florida also offers a favorable business environment and growing employment opportunities that have continued to generate working-age population in-migration. As growth continues, the demand for both public and private services will increase, which may strain the service sector's capacity and impede the State's budget balancing efforts, especially with respect to Medicaid.

 Personal income levels in Florida are less sensitive to economic downturns than in the United States as a whole, because Florida is home to a greater concentration of senior citizens who rely on dividends, interest, Social Security, and pension benefits, which fluctuate less with the business cycle than does employment income. In 2004, Florida ranked twenty-fourth in state per capita personal income.

 Florida is unusual among states in that all general obligation "full faith and credit" debt issues of municipalities must be approved by public referendum and are, therefore, relatively rare. Most debt instruments issued by local municipalities and authorities have a more narrow pledge of security, such as a sales tax stream, special assessment revenue, user fees, utility taxes, or fuel taxes. Municipal lease financings utilizing master lease structures are well accepted in the marketplace and have become the primary vehicle used by Florida school districts to finance capital projects. Credit quality of such debt instruments tends to be somewhat lower than that of general obligation debt. The State of Florida issues general obligation debt for a variety of purposes; however, the State Constitution requires a specific revenue stream to be pledged to State general obligation bonds as well. Florida's tax-supported debt has grown significantly over the last decade. According to Moody's, in 2005 the state's tax-supported debt of $17.5 billion was 3.4% of personal income, which is somewhat greater than the United States median of 2.4%.

 Florida's state statute requires that the State's debt service burden be less than 7% of its total governmental revenues. Although the State is currently well within its acceptable range, officials face tremendous capital and operating pressures associated with a rapidly growing population. In particular, the State must comply with two voter-approved amendments to the state constitution that were enacted in 2002, requiring the expansion of state educational programs. These include the Class Size Initiative, an amendment capping the size of public school classes, and a measure requiring that pre-kindergarten classes be made available to all children. Funding for the phased-in programs, the cost of which is substantial, is expected to further pressure the State's and local school districts' budgets.

 The State of Florida's financial profile is supported by a long history of strong budget control, sizable reserve levels, and a growing economy. Revenue performance has remained stable over the past several years, setting Florida apart from most other states, whose revenue streams were impacted more severely during periods of economic downturn. This positive financial picture was further aided by the 2005 hurricane season's relatively mild impact. Despite the record number of storms recorded in the United States in 2005, Florida was spared much of the devastation. Of the 27 named tropical storms this season, only four made landfall in or near the State, incurring less damage than 2004's activity. As a result, year-to-date revenue collections through October 2005, which have been 8% ahead of estimates, should be more than ample to offset the State's share of the disaster recovery costs related to hurricanes.


MASSACHUSETTS RISK FACTORS

Vanguard Massachusetts Tax-Exempt Fund invests primarily in obligations of the Commonwealth of Massachusetts and its local governments, including counties, cities, townships, special districts, agencies, and authorities. As a result of this investment focus, events in Massachusetts are likely to affect the Fund's investment performance.


 The average credit rating among states in the United States for "full faith and credit" state debt is Aa2, as determined by Moody's or AA, as determined by S&P. Against this measure and the criteria listed above, the credit risk associated with direct obligations of the Commonwealth of Massachusetts and its agencies, including general obligation and revenue bonds, lease debt, and notes, is average at a full faith and credit rating of Aa2 (Moody's) and AA (S&P).
Both rating agencies maintain a "Stable" outlook on their ratings.

 Massachusetts is densely populated and has high income levels. In 2004, the Commonwealth had the second highest state per capita personal income, following only Connecticut. In spite of its high wealth levels and diverse economy, the Commonwealth lost approximately 143,000 jobs between 2001 and 2003, putting significant strains on the budget. Unemployment, which had been comparatively low in recent years, rose from 3.7% in 2001 to 5.8% in 2003. In 2004, unemployment decreased to 5.1%, and seasonally adjusted data for November 2005 show further improvement to 4.9%.


 In Massachusetts, the taxes on personal property and real estate are the largest source of tax revenues available to cities and towns. "Proposition 2 1/2," an initiative petition adopted by the voters of the Commonwealth in November 1980, limits the power of Massachusetts' cities and towns to raise revenue from property taxes to support their operations. To offset shortfalls experienced by local governments as a result of Proposition 2 1/2, the Commonwealth has significantly increased direct local aid since 1981, but this aid was reduced in fiscal years 2003 and 2004 in response to budget stress. Despite the limitations imposed by Proposition 2 1/2, however, S&P reports that Massachusetts' cities and towns have above-average general obligation credit strength.


 Commonwealth debt levels remain well above average. According to Moody's, in 2004 net tax-supported debt of $21 billion was 8.5% of personal income, the second highest in the United States, where the median is 2.4%. Debt levels are expected to remain high; the legislature has authorized the sale of $1 billion in general obligation bonds to finance a local school building program. In addition to this debt, the Commonwealth currently has significant unfunded liabilities relating to its pension funds.

NEW JERSEY RISK FACTORS

Vanguard New Jersey Tax-Free Funds invest primarily in the obligations of New Jersey State government and various local governments, including counties, cities, special districts, agencies, and authorities. As a result of this investment focus, events in New Jersey are likely to affect the Funds' investment performance.



 The average credit rating among states in the United States for "full faith and credit" state debt is Aa2 or AA by Moody's and S&P, respectively. Against this measure and the criteria listed above, the credit risk associated with direct obligations of the State of New Jersey and State agencies, including general obligation and revenue bonds, appropriation debt, and notes, compares somewhat unfavorably. As was true of most states in 2002 and 2003, the State's financial position deteriorated as a result of the softened economy, underperforming revenues, and a structurally unbalanced budget. In March 2002, Moody's downgraded New Jersey from AA1 to AA2 and again downgraded the rating to AA3 in July 2004. The downgrade reflected the expectation that the sizable structural imbalance in the State's 2004-2005 budget would likely persist beyond fiscal year 2005-2006. In June 2002, S&P downgraded New Jersey from AA+ to AA and again downgraded the rating to AA3 in July 2004, citing the structural budget imbalance and the reduced future fiscal flexibility resulting from the New Jersey State Supreme Court's ruling prohibiting the State from using bond proceeds to balance the budget in fiscal year 2005-2006 and beyond. In July 2005, S&P upgraded the rating to AA, citing the underlying strength of the economy, the adoption of a fiscal year 2005-2006 budget that made significant strides toward structural balance and the State Supreme Court's ruling requiring the use of current or new revenues or expenditure reductions to resolve budgetary imbalance. In 2004, New Jersey had the third highest state per capita income, following Connecticut and Massachusetts. During the 2001-2003 economic slowdown, the state lost approximately 16,400 jobs. Unemployment during the same period rose from 4.2% in 2001 to 5.9% in 2003. More recently, unemployment rates are again trending lower. The annual unemployment rate for 2004 was 4.8%, while the rate for November 2005 was 4.6% (preliminary; seasonally adjusted).

The State's debt burden is manageable in relation to the State's wealth and resources, but has increased significantly since 1991 as the State has financed capital outlays previously funded out of current revenues, such as transportation improvements and pension liabilities. The State financed a portion of the fiscal year 2004-2005 budget by bonding for operating costs. Tax-supported debt, as measured against income and population, is now among the highest in the United States. According to Moody's, in 2005, net tax-supported debt of $25.2 billion was 7.4% of personal income, the fourth highest in the United States, where the median is 2.4%. In 2004, the State Supreme Court forbade the use of bond proceeds to balance the State's operating budget in any year after fiscal year 2004-2005.

 In November 2004, the elected Governor resigned. The State Senate President assumed the position of Acting Governor as well as continuing in his Senate leadership role. A new, elected Governor assumed office in January 2006.

 A positive credit factor for local government in New Jersey is the strong State oversight of local government operations. The State can and has seized control of mismanaged jurisdictions. In addition, the State guarantees the debt service of many local government bond issues, such as those for school districts.

 New Jersey has a number of older urban centers, including Newark and Camden, which present a continuing vulnerability with respect to economic and social problems. The cost of financing solid waste management continues to be a challenge to local government. The financing of transportation infrastructure and additional financing of State Supreme Court-ordered school facilities have become challenges to state government. There is pressure for property tax reform, and this too could adversely affect State finances in the future. Structural imbalance in the State's budget has yet to be meaningfully addressed.


NEW YORK RISK FACTORS

Vanguard New York Tax-Free Funds invest primarily in the obligations of New York State government, State agencies, State authorities, and various local governments, including counties, cities, towns, special districts, and authorities. As a result of this investment focus, events in New York are likely to affect the Funds' investment performance.



 The average credit rating among states in the United States for "full faith and credit" state debt is Aa2 or AA by Moody's and S&P, respectively. Against this measure and the criteria listed above, the credit risk associated with direct obligations of the State of New York and State agencies and authorities, including general obligation and revenue bonds, "moral obligation" bonds, lease debt, appropriation debt, and notes, compares somewhat unfavorably. During most of the last two decades, the State's general obligation bonds have been rated just below this average by both rating agencies. Additionally, the State's credit quality could be characterized as more volatile than that of other states, because the State's credit rating has been upgraded and downgraded much more often than usual. These ratings have fluctuated between Aa and A since the early 1970s. Nonetheless, during this period the State's obligations could still be characterized as providing upper medium-grade security, with a strong capacity for timely repayment of debt. In December 2000, S&P upgraded the State's general obligation debt to AA. S&P changed its Outlook to "Stable" in September 2004, noting that the modest improvement in the State's economic base, in combination with anticipated revenue and expense actions and the presence of modest reserves, indicate that the out-year structural imbalance appears to be manageable. Moody's upgraded its rating to A1 in November 2004 and to Aa3 with a "Stable" outlook in December 2005. The upgrade reflected the positive trend in the State's economy, tax revenues, and liquidity position.

 In 2004, New York had the fifth highest state per capita income. During the 2001-2003 economic slowdown, the State lost approximately 188,200 jobs putting strains on the budget. Unemployment rose from 4.9% in 2001 to 6.3% in 2003. More recently, unemployment rates are trending lower. The annual unemployment rate for 2004 was 5.8%, while the rate for November 2005 was 5.4% (preliminary; seasonally adjusted). The engine of growth for the State in the past decade was the surge in financial and other services, especially in New York City. Manufacturing centers in upstate New York, which more closely parallel the Midwestern economy, suffered during the 1970s and early 1980s. The upstate economy continues to be characterized by cities with aging populations and aging manufacturing plants.



 Credit risk in New York State is heightened by a large and increasing debt burden, historically marginal financial operations, limited revenue-raising flexibility, and the credit quality of New York City, which comprises 40% of the State's population and economy. Combined State and local debt per capita is about 50% above the U.S. average, and debt service expenditures have been growing as a claim on the State and city budgets.

New York State's debt structure is also complicated; to circumvent voter approval, much State debt is issued by agencies, is not backed by the State's full faith and credit, and, therefore, has lower credit ratings. Although the State enacted statutory debt reform measures in 2000, it will take a number of years for these measures to substantially impact the State's debt posture. According to Moody's, in 2005, State net tax-supported debt of $49.9 billion was 7.2% of personal income, the fifth highest in the United States, where the median is 2.4%, In 2002, the State created a new type of debt, backed by the Personal Income Tax, which is rated AA by S&P and Aa3 by Moody's. New York's ability to raise revenues is limited, because combined State and local taxes as a percent of personal income are among the highest in the nation.

 New York State's future credit quality will be heavily influenced by the future of New York City. New York City's economic and financial performance in the last portion of the 1990s had strengthened because of high levels of Wall Street profitability and tourism. Financial performance had begun to soften in the 2001-2002 fiscal year, even before the events of September 11, 2001. Financial performance for the fiscal year ending June 30, 2002, was balanced, buoyed by Federal emergency aid. Budget balancing actions for the 2002-2003 fiscal year were stringent, including an 18% mid-year property tax increase as well as mid-year service reductions as the City collected revenues that were even less than the substantially reduced receipts projected at the time of budget adoption. Additional balancing actions were taken for the 2003-2004 fiscal year, including temporary increases in the personal income tax and sales tax rates. Fiscal year 2004-2005 operations benefited from a stabilized City economy, with securities industry profits up, positive activity in the tourism sector, and a healthy residential real estate market. City employment has seen modest growth. Moody's upgraded the City's rating to A1 in April 2005, citing its recovery from the post-9/11 fiscal crisis, its recovering economic and revenue bases, and its strong fiscal management. Major areas of credit strength continue to exist in localities in Long Island and north of New York City, where affluent population bases continue to exist. All New York counties are under some fiscal distress because of rising Medicaid and pension contribution costs, and decreases in State aid because of the State's 2003-2004 and 2004-2005 budget pressures.



OHIO RISK FACTORS


Vanguard Ohio Tax-Free Funds invest primarily in securities issued by or on behalf of (or in certificates of participation or lease-purchase obligations of) the State of Ohio, political subdivisions of the State, and agencies or instrumentalities of the State or its political subdivisions (Ohio Obligations). As a result of this investment focus, events in Ohio are likely to affect the Funds' investment performance. The average credit rating among states in the United States for "full faith and credit" State debt is Aa2 as determined by Moody's, or AA as determined by S&P. Against this measure and the criteria listed above, the credit risk associated with direct obligations of the State of Ohio, including general obligation bonds, lease debt, and notes, compares favorably at Aa1/Aa2 from Moody's and AA+/AA from S&P for general obligation bonds and essential lease debt, respectively.



 While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products, and household appliances. As a result, general economic activity, as in many other industry-focused states, reflects above average cyclicality. Although the service industry is the largest employer, the manufacturing sector contributes an equal share to Ohio's gross state product. Although manufacturing output has rebounded since 2003, significant manufacturing productivity improvements have led to continued long-term decline in manufacturing employment in Ohio and nationwide. Ohio's manufacturing sector lost 258,000 jobs between 2000 and 2004, while the state's total non-farm employment loss during this period was actually a less severe 218,000. The recent Delphi Automotice bankruptcy and the announcement by General Motors of planned downsizings will most likely act as a drag on Ohio's employment growth in the coming year. Unemployment rose from 4.2% in 2001 to 6.1% in 2004; and then fell to 5.9% in November 2005 (preliminary; seasonally adjusted). Economic diversification is taking place in some metropolitan areas, and includes expansions in the service and knowledge-based industries, particularly healthcare and financial services. In 2004 Ohio ranked twenty-fifth in state per capita income.


 Historically, the State's fiscal position has been strong, bolstered by operating surpluses and significant reserves maintained in the budget stabilization fund. State financial performance, however, did suffer along with the economic downturn in 2002 and 2003. State income tax revenues, in particular, declined during those years at the same time as education and health care expenditures were increasing. The state sought to eliminate a projected budget deficit for the 2004-2005 biennium with a temporary sales tax increase from 5% to 6%. In fact, the temporary sales tax increase, along with an economic recovery, did bring improved financial results by fiscal year 2005. Moreover, the state was able to build its budget stabilization fund up to $575 million (2.3% of general fund receipts) during 2005, albeit still below the $1 billion it held in 2000. In a move designed to make Ohio more competitive in attracting employment, the state adopted a biennial budget that begins the five year phase of a 21% cut in personal income taxes while at the same time keeping sales taxes at 5.5%, rather than bringing them back to 5% as originally planned. Despite Ohio's fiscal challenges, the state's finances are in better shape than those of other states in the country. Moody's and S&P rate the State's general obligation debt Aa1 and AA+, respectively. Moody's has had a "Stable" outlook on the state since November 2004 and S&P has had a stable outlook on it since July 2003.


 Ohio's debt burden is moderate, with net tax-supported debt at 2.9% of personal income, which is slightly higher than the national median of 2.4%. Ohio's constitution places limits on debt issuance without voter approval and expressly precludes the State from assuming the debt of any local government or corporations. The Constitution does authorize the State to issue debt where the right to levy excise taxes to pay debt service is not granted. Such State obligations are generally secured by biennial State appropriations for lease payments tied to the debt service on the bonds.

 Local school districts in Ohio receive, on average, about 50% of their operating monies from state source, but they also levy local property taxes. About one-fifth of the districts also rely on voter-authorized income taxes for a significant portion of their revenue. Litigation, similar to that in other states, has challenged the constitutionality of Ohio's system of school funding. In November 2002, the Ohio Supreme Court ordered the State to provide for and fund a system complying with the Ohio Constitution. The State has accommodated the added fiscal pressure and has made good progress in addressing relevant concerns.


 Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes to finance their operations, and, with other local governments, receive local government support and property tax relief monies distributed by Ohio. At present, the State itself does not levy ad valorem taxes on real or tangible personal property. The Constitution limits the aggregate local overlapping property tax levy (including a levy for un-voted general obligations) to 1% of true value and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation").



PENNSYLVANIA RISK FACTORS

Vanguard Pennsylvania Tax-Free Funds invest primarily in the obligations of the Commonwealth of Pennsylvania, State agencies, and various local governments, including counties, cities, townships, special districts, and authorities. As a result of this investment focus, events in Pennsylvania are likely to affect the Funds' investment performance.


 The average credit rating among states in the United States for "full faith and credit" state debt is Aa2 or AA by Moody's and S&P, respectively. Against this measure and the criteria listed above, the credit risk associated with direct obligations of Pennsylvania and State agencies, including general obligation and revenue bonds, lease debt, and notes, is similar. The ratings of Pennsylvania general obligation bonds by Moody's and by S&P are Aa2/AA. Factors contributing positively to credit quality in Pennsylvania include a favorable debt structure, a diversifying economic base, and conservatively managed financial operations on the part of State government.


 Following five years of budgetary surpluses, Commonwealth operations for fiscal years 2001-2002 and 2002-2003 were negative, depleting the Tax Stabilization Reserve Fund. In January 2003, a new administration was seated. The governor proposed a two-part budget for fiscal year 2003-2004. The first part was an austere base budget, closing a substantial projected gap through revenue enhancements and program cuts. The second part addressed reforming public education and education funding, and economic development. Despite the Governor's request that the Legislature consider the two submissions as a unit, it expeditiously approved the base budget. In turn, the Governor vetoed that budget's education element. Only in December 2003 (almost six months after the start of the fiscal year) was the final portion of the budget adopted. It contained some additional education funding, restored some previous expenditure cuts, and contained revenue enhancements, including an increase in the State income tax rate. Fiscal year 2004 financial results included positive operations and the initial funding of the Budget Stabilization Reserve. Fiscal year 2005 also saw an operating surplus as state finances continued to benefit from the late 2003 tax increases as well as improved economic performance. Commonwealth debt levels are below average. According to Moody's, in 2005, net tax-supported debt of $9.1 billion was 2.3% of personal income, compared with a United States median of 2.4%.

In 2004, the Commonwealth ranked fifteenth in state per capita income. The Commonwealth lost approximately 80,200 jobs between 2001 and 2003. Unemployment rose from 4.7% in 2001 to 5.6% in 2003. The trend appeared to improve in 2004, with unemployment at 5.5% in 2004. The unemployment rate was 5.1% in November 2005 (preliminary; seasonally adjusted). Pennsylvania historically had been identified as a heavy industry State, although that reputation has changed over the last thirty years as the coal, steel, and railroad industries declined and the Commonwealth's business environment readjusted to reflect a more diversified industrial base. This economic readjustment was a direct result of a long-term shift in jobs, investment, and workers moving away from the northeast part of the nation. Recently the major sources of growth in Pennsylvania have been in the service sector, including trade, medical, and the health services, education, and financial institutions.


 A number of local governments in the Commonwealth have, from time to time, faced fiscal stress and were unable to address serious economic, social, and health care problems within revenue constraints. Because of on going structural budget imbalance, the 2002 audit questioning the ability of Pittsburgh to remain a going concern, and projections that it would run out of cash, Pittsburgh was found by the Commonwealth to be in fiscal distress and placed under oversight. Subsequently, the City revamped its payroll tax and instituted a $52 tax on anyone working in the City, implemented expenditure cuts, and had the Intergovernmental Cooperation Authority (the oversight board) approve its five-year financial plan. In addition, the Commonwealth's legislature approved new revenue sources for the City. In December 2004, S&P raised Pittsburgh's rating to BBB-, and Moody's raised the rating to Baa3 in March 2005. All Pittsburgh debt is insured. The credit prospects of Philadelphia, which had been placed under oversight in the 1990s, and subsequently significantly improved, are again problematic. Moody's placed its Baa1 rating on "Negative" outlook in November 2003, citing a trend of deteriorating finances. During 2005, however, the City did make progress toward balancing its budget. S&P rates Philadelphia BBB. Also problematic is funding for mass transit operations. The Southeastern Pennsylvania Transportation Authority (SEPTA) and the Allegheny County Port Authority were both able to avoid substantial fare increases and reductions in service during calendar year 2005, as the result of last minute state aid increases. Nevertheless, both Authorities are still seeking long-term funding solutions. All debt of both entities is insured.


                    FLORIDA INTANGIBLE PERSONAL PROPERTY TAX

Although Florida does not impose a state personal income tax, it does impose an intangible personal property tax (the intangibles tax) on intangible property having a taxable situs in Florida. The intangibles tax is imposed on the value of certain intangible personal property, including shares of a mutual fund. There is an exemption, however, for shares of a mutual fund, such as the Florida Long-Term Tax-Exempt Fund, that is organized as a business trust, provided that, on the January 1 assessment date, at least 90% of the net asset value of the portfolio of assets corresponding to such shares consists of exempt property. Exempt property includes notes, bonds, and other obligations issued by the state of Florida or its municipalities, counties and other taxing districts, or by the U.S. government and its agencies. Under this rule, shares of Vanguard Florida Long-Term Tax-Exempt Fund are expected to be exempt from the Florida intangible personal property tax.

                                   SHARE PRICE

Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange (the Exchange), generally 4 p.m., Eastern time. NAV per share for the California Intermediate-Term, California Long-Term, Florida Long-Term, Massachusetts, New Jersey Long-Term, New York Long-Term, and Pennsylvania Long-Term Tax-Exempt Funds is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. NAV per share for the Money Market Funds and Ohio Long-Term Tax-Exempt Fund is computed by dividing the net assets of the Fund by the number of Fund shares outstanding.



     The Exchange typically observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day (Washington's Birthday), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although each Fund expects the same holidays to be observed in the future, the Exchange may modify its holiday schedule or hours of operation at any time.



 It is the policy of each Vanguard money market fund to attempt to maintain a net asset value of $1.00 per share for sales and redemptions. The instruments held by a money market fund are valued on the basis of amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that the fund would receive if it sold the instrument. The Fund's holdings will be reviewed by the trustees, at such intervals as they may deem appropriate, to determine whether the fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the trustees. If such deviation exceeds 1/2 of 1%, the trustees will promptly consider what action, if any, will be initiated. In the event the trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they have agreed to take such corrective action as they regard as necessary and appropriate, including the sale of fund instruments prior to maturity to realize capital gains or losses or to shorten average fund maturity; withholding dividends; making a special capital distribution; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations.

 The use of amortized cost and the maintenance of a money market fund's NAV at $1.00 is based on its election to operate under Rule 2a-7 under the 1940 Act. As a condition of operating under that rule, each fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less, and invest only in securities that are determined by methods approved by the trustees to present minimal credit risks and that are of high quality as determined by the requisite rating services, or in the case of an instrument not so rated, determined by methods approved by the trustees to be of comparable quality.

 Although the stable share price is not guaranteed, the NAV of Vanguard money markets funds is expected to remain at $1 per share. Instruments are purchased and managed with that goal in mind.

                        PURCHASE AND REDEMPTION OF SHARES

PURCHASE OF SHARES


The purchase price of shares of each Fund is the NAV per share next determined after the purchase request is received in good order, as defined in the Fund's prospectus. The NAV per share is calculated as of the close of regular trading on the Exchange on each day the Exchange is open for business. A purchase order received before the close of regular trading on the Exchange will be executed at the NAV computed on the date of receipt; a purchase order received after the close of regular trading on the Exchange will be executed at the NAV computed on the first business day following the date of receipt.


REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment for redeemed shares: (1) during any period that the Exchange is closed or trading on the Exchange is restricted as determined by the SEC; (2) during any period when an emergency exists, as defined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine the value of its assets; and (3) for such other periods as the SEC may permit.


 Each Fund has filed a notice of election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period.


 If Vanguard determines that it would be detrimental to the best interests of the remaining shareholders of each Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of such securities received in payment of redemptions.

 The Funds do not charge redemption fees, except for wire redemptions in amounts less than $5,000 (which will be subject to a charge of $5.00). Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Fund.

RIGHT TO CHANGE POLICIES


Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase, redemption, service, or privilege at any time without notice; (2) accept initial purchases by telephone; (3) freeze any account and suspend account services when Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption fee, low-balance account fee, account maintenance fee, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect all investors or only those in certain classes or groups. These actions will be taken when, in the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.


INVESTING WITH VANGUARD THROUGH OTHER FIRMS


Each Fund has authorized certain agents to accept on its behalf purchase and redemption orders, and those agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf (collectively, Authorized Agents). A Fund will be deemed to have received a purchase or redemption order when an Authorized Agent accepts the order in accordance with the Fund's instructions. In most instances, a customer order that is properly transmitted to an Authorized Agent will be priced at the Fund's NAV next determined after the order is received by the Authorized Agent.

 When intermediaries establish accounts in Vanguard funds for their clients, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities in the Vanguard funds.


 For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase or redemption fees or administer frequent- trading policies.


 For funds to which fees apply, intermediaries will be expected to begin to assess purchase and redemption fees within the next year. Intermediaries may be provided additional time if needed to address systems issues. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.


                             MANAGEMENT OF THE FUNDS

VANGUARD


Each Fund is part of the Vanguard group of investment companies, which consists of more than 130 funds. Through their jointly-owned subsidiary, Vanguard, the funds obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard funds.


 Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each fund pays its share of Vanguard's total expenses, which are allocated among the funds under methods approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing, and custodian fees.

 The funds' officers are also officers and employees of Vanguard.

 Vanguard, Vanguard Marketing Corporation, the funds' advisors, and the funds have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by a fund, but place substantive and procedural restrictions on the trading activities of access persons. For example, the Codes require that access persons receive advance approval for most securities trades to ensure that there is no conflict with the trading activities of the funds. The Codes also limit the ability of Vanguard employees to engage in short-term trading of Vanguard funds.


 Vanguard was established and operates under an Amended and Restated Funds' Service Agreement, which was approved by the shareholders of each of the funds. The Amended and Restated Funds' Service Agreement provides as follows: (1) each Vanguard fund may be called upon to invest up to 0.40% of its current net assets in Vanguard, and (2) there is no other limitation on the dollar amount that each Vanguard fund may contribute to Vanguard's capitalization. The amounts that each fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard's capital. As of November 30, 2005, each Fund had contributed capital to Vanguard as follows:


================================================================================
                         PERCENT OF EACH FUND'S     TOTAL AMOUNT      PERCENT OF
                                        AVERAGE   CONTRIBUTED BY      VANGUARD'S
FUND                                 NET ASSETS        THE FUNDS  CAPITALIZATION
--------------------------------------------------------------------------------
Vanguard California Tax-Free Funds        0.01%        271,000           0.27%
Vanguard Florida Tax-Free Fund            0.01         142,000           0.14
Vanguard Massachusetts Tax-Exempt Fund    0.01          60,000           0.06
Vanguard New Jersey Tax-Free Funds        0.01         194,000           0.19
Vanguard New York Tax-Free Funds          0.01         273,000           0.27
Vanguard Ohio Tax-Free Funds              0.01          64,000           0.06
Vanguard Pennsylvania Tax-Free Funds      0.01         275,000           0.27
================================================================================


 MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the funds by third parties.

DISTRIBUTION. Vanguard Marketing Corporation (VMC), a wholly-owned subisdiary of Vanguard, is the principal underwriter for the funds and in that capacity performs and finances marketing, promotional, and distribution activity (collectively, marketing and distribution activities) that are primarily intended to result in the sale of the funds' shares. VMC performs marketing and distribution activities at cost in accordance with the terms and conditions of a 1981 SEC exemptive order that permits the Vanguard funds to internalize and jointly finance the marketing, promotion, and distribution of their shares. Under the terms of the SEC order, the funds' trustees review and approve the marketing and distribution expenses incurred on their behalf, including the nature and cost of the activities and the desirabily of each fund's continued participation in the joint arrangement.

To ensure that each fund's participation in the joint arrangement falls within a reasonable range of fairness, each fund contributes to VMC's marketing and distribution expenses in accordance with an SEC-approved formula. Under that formula, one half of the marketing and distribution expenses are allocated amount the funds based upon their relative net assets. The remaining half of those expenses is allocated among the funds based upon each fund's sales for the preceding 24 months relative to the total sales of the funds as a group; provided, however, that no fund's aggregate quarterly rate of contribution for marketing and distribution expenses shall exceed 125% of the average marketing and distribution expense rate for Vanguard, and that no fund shall incur annual marketing and distribution expenses in excess of 0.20 of 1% of its average month-end net assets. As of September 30, 2005, none of the Vanguard funds' allocated share of VMC's marketing and distribution expenses was greater that 0.02% of the fund's average month-end net assets. Each fund's contribution to these marketing and distribution expenses helps to maintain and enhance the attractiveness and viability of the Vanguard complex as a whole, which benefits all of the funds and their shareholders.

VMC's principal marketing and distribution expenses are for advertising, promotional materials, and marketing personnel. Other marketing and distribution activities that VMC undertakes on behalf of the funds may include, but are not limited to:

- Conducting or publishing Vanguard-generated research and analysis concerning the funds, other investments, the financial markets, or the economy;
- Providing views, opinions, advice, or commentary concerning the funds, other investments, the financial markets, or the economy;

- Providing analytical, statistical, performance, or other information concerning the funds, other investments, the financial markets, or the economy;


- Providing administrative services in connection with investments in the funds or other investments, including, but not limited to, shareholder services, recordkeeping services, and educational services;


- Providing products or services that assist investors or financial service providers (as defined below) in the investment decision-making process;


- Providing promotional discounts, commission-free trading, fee waivers, and other benefits to clients of Vanguard Brokerage Services/(R)/ who maintain qualifying investments in the funds; and


- Sponsoring, jointly sponsoring, financially supporting, or participating in conferences, programs, seminars, presentations, meetings, or other events involving fund shareholders, financial service providers, or others concerning the funds, other investments, the financial markets, or the economy, such as industry conferences, prospecting trips, due diligence visits, training or education meetings, and sales presentations.

 VMC performs most marketing and distribution activities itself. Some activities may be conducted by third parties pursuant to shared marketing arrangements under which VMC agrees to share the costs and performance of marketing and distribution activities in concert with a financial service provider. Financial service providers include, but are not limited to, investment advisors, broker-dealers, financial planners, financial consultants, banks, and insurance companies. Under these cost- and performance-sharing arrangements, VMC may pay or reimburse a financial service provider (or a third party it retains) for marketing and distribution activities that VMC would otherwise perform. VMC's cost- and performance-sharing arrangements may be established in connection with Vanguard investment products or services offered or provided to or through the financial service providers. VMC's arrangements for shared marketing and distribution activities may vary among financial service providers, and its payments or reimbursements to financial service providers in connection with shared marketing and distribution activities may be significant. VMC does not participate in the offshore arrangement Vanguard has established for qualifying Vanguard funds to be distributed in certain foreign countries on a private-placement basis to government-sponsored and other institutional investors through a third-party "asesor de inversiones" (investment advisor), which includes incentive-based remuneration.


 In connection with its marketing and distribution activities, VMC may give financial service providers (or their representatives): (1) promotional items of nominal value that display Vanguard's logo, such as golf balls, shirts, towels, pens, and mouse pads; (2) gifts that do not exceed $100 per person annually and are not preconditioned on achievement of a sales target; (3) an occasional meal, a ticket to a sporting event or the theater, or comparable entertainment which is neither so frequent nor so extensive as to raise any question of propriety and is not preconditioned on achievement of a sales target; and (4) reasonable travel and lodging accommodations to facilitate participation in marketing and distribution activities.


 VMC, as a matter of policy, does not pay asset-based fees, sales-based fees, or account-based fees to financial service providers in connection with its marketing and distribution activities for the Vanguard funds. VMC policy also prohibits marketing and distribution activities that are intended, designed, or likely to compromise suitability determinations by, or the fulfillment of any fiduciary duties or other obligations that apply to, financial service providers. Nonetheless, VMC's marketing and distribution activities are primarily intended to result in the sale of the funds' shares, and as such its activities, including shared marketing and distribution activities, may influence participating financial service providers (or their representatives) to recommend, promote, include, or invest in a Vanguard fund or share class. In addition, Vanguard or any of its subsidiaries may retain a financial service provider to provide consulting or other services, and that financial service provider also may provide services to investors. Investors should consider the possibility that any of these activities or relationships may influence a financial service provider's (or its representatives') decision to recommend, promote, include, or invest in a Vanguard fund or share class. Each financial service provider should consider its suitability determinations, fiduciary duties, and other legal obligations (or those of its representatives) in connection with any decision to consider, recommend, promote, include, or invest in a Vanguard fund or share class.


 The following table describes the expenses of Vanguard and VMC that are shared by the funds on an at-cost basis under the terms of two SEC exemptive orders. Amounts captioned "Management and Administrative Expenses" include a fund's allocated share of expenses associated with the management, administrative and transfer agency services Vanguard provides to the funds. Amounts captioned "Marketing and Distribution Expenses" include a fund's allocated share of expenses associated with the marketing and distribution activities that VMC conducts on behalf of the Vanguard funds.

As is the case with all mutual funds, transaction costs incurred by the Funds for buying and selling securities are not reflected in the table. Annual Shared Fund Operating Expenses are based on expenses incurred in the fiscal years ended November 30, 2003, 2004, and 2005, and are presented as a percentage of each Fund's average month-end net assets.


                                                ANNUAL SHARED FUND OPERATING EXPENSES
                                              (SHARED EXPENSES DEDUCTED FROM FUND ASSETS)
                                              -------------------------------------------
                                               FISCAL YEAR ENDED   FISCAL YEAR ENDED  FISCAL YEAR ENDED
FUND                                           November 30, 2003   November 30, 2004  November 30, 2005
----                                                  ----------          ----------         ----------
VANGUARD CALIFORNIA TAX-EXEMPT MONEY MARKET FUND
 Management and Administrative Expenses:                   0.15%                0.11%              0.11%
 Marketing and Distribution Expenses:                      0.02                 0.02               0.02

VANGUARD CALIFORNIA INTERMEDIATE-TERM TAX-EXEMPT FUND
 Management and Administrative Expenses:                   0.13%                0.10%              0.10%
 Marketing and Distribution Expenses:                      0.02                 0.02               0.02

VANGUARD CALIFORNIA LONG-TERM TAX-EXEMPT FUND
 Management and Administrative Expenses:                   0.13%                0.11%              0.11%
 Marketing and Distribution Expenses:                      0.01                 0.01               0.02

VANGUARD FLORIDA LONG-TERM TAX-EXEMPT FUND
 Management and Administrative Expenses:                   0.13%                0.10%              0.10%
 Marketing and Distribution Expenses:                      0.01                 0.01               0.02

VANGUARD MASSACHUSETTS TAX-EXEMPT FUND
 Management and Administrative Expenses:                   0.14%                0.12%              0.11%
 Marketing and Distribution Expenses:                      0.02                 0.02               0.02

VANGUARD NEW JERSEY TAX-EXEMPT MONEY MARKET FUND
 Management and Administrative Expenses:                   0.14%                0.11%              0.11%
 Marketing and Distribution Expenses:                      0.02                 0.02               0.02

VANGUARD NEW JERSEY LONG-TERM TAX-EXEMPT FUND
 Management and Administrative Expenses:                   0.12%                0.10%              0.10%
 Marketing and Distribution Expenses:                      0.01                 0.01               0.02

VANGUARD NEW YORK TAX-EXEMPT MONEY MARKET FUND
 Management and Administrative Expenses:                   0.15%                0.11%              0.11%
 Marketing and Distribution Expenses:                      0.02                 0.02               0.02

VANGUARD NEW YORK LONG-TERM TAX-EXEMPT FUND
 Management and Administrative Expenses:                   0.13%                0.11%              0.11%
 Marketing and Distribution Expenses:                      0.01                 0.01               0.02

VANGUARD OHIO TAX-EXEMPT MONEY MARKET FUND
 Management and Administrative Expenses:                   0.15%                0.11%              0.10%
 Marketing and Distribution Expenses:                      0.02                 0.02               0.02

VANGUARD OHIO LONG-TERM TAX-EXEMPT FUND
 Management and Administrative Expenses:                   0.13%                0.12%              0.12%
 Marketing and Distribution Expenses:                      0.01                 0.01               0.02

VANGUARD PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND
 Management and Administrative Expenses:                   0.15%                0.11%              0.11%
 Marketing and Distribution Expenses:                      0.02                 0.02               0.02

VANGUARD PENNSYLVANIA LONG-TERM TAX-EXEMPT FUND
 Management and Administrative Expenses:                   0.13%                0.11%              0.11%
 Marketing and Distribution Expenses:                      0.01                 0.01               0.02

 Each Fund's investment advisor may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the Fund part of the underwriting fees generated. Such rebates or credits are used solely to reduce the Fund's management and administrative expenses and are not reflected in these totals.

OFFICERS AND TRUSTEES


Each Fund is governed by the board of trustees to the Trust and a single set of officers. The officers manage the day- to-day operations of the Funds under the direction of the Funds' board of trustees. The trustees set broad policies for the Funds; select investment advisors; monitor fund operations, performance, and costs; nominate and select new trustees; and elect fund officers. Each trustee serves a Fund until its termination; until the trustee's retirement, resignation, or death; or as otherwise specified in the Trusts' organizational documents. Any trustee may be removed at a meeting of shareholders by a vote representing two-thirds of the total net asset value of all shares of the Funds. Each trustee also serves as a director of Vanguard.


 The following chart shows information for each trustee and executive officer of the Funds. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.



                                              VANGUARD
                         POSITION(S)          FUNDS' TRUSTEE/     PRINCIPAL OCCUPATION(S)AND OUTSIDE DIREC- NUMBER OF VANGUARD FUNDS
NAME, YEAR OF BIRTH      HELD WITH FUNDS      OFFICER SINCE       TORSHIPS DURING THE PAST FIVE YEARS    OVERSEEN BY TRUSTEE/OFFICER
-------------------      ---------------      --------------      --------------------------            ---------------------------
INTERESTED TRUSTEE
John J. Brennan*         Chairman of the      May 1987            Chairman of the Board, Chief                                  136
(1954)                   Board, Chief                             Executive Officer, and Director
                         Executive Officer,                       (Trustee) of Vanguard, and each of
                         and Trustee                              the investment companies served by
                                                                  Vanguard.

-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Charles D. Ellis         Trustee              January 2001        Applecore Partners (pro bono ventures in                      136
(1937)                                                            education); Senior Advisor to Greenwich
                                                                  Associates (international business strategy
                                                                  consulting); Successor Trustee of Yale
                                                                  University; Overseer of the Stern School of
                                                                  Business at New York University; Trustee of
                                                                  the Whitehead Institute for Biomedical
                                                                  Research.

Rajiv L. Gupta           Trustee              December 2001       Chairman and Chief Executive Officer                          136
(1945)                                                            of Rohm and Haas Co. (chemicals) since
                                                                  October 1999; Board Member of American
                                                                  Chemistry Council; Director of Tyco International, Ltd.
                                                                  (diversified manufacturing and services) since
                                                                  2005; Trustee of Drexel University and Chemical
                                                                  Heritage Foundation.

JoAnn Heffernan Heisen   Trustee              July 1998           Corporate Vice President & Chief Global Diversity Officer     136
(1950)                                                            (since January 2006); Vice President, Chief Information
                                                                  Officer (1997-2005), and Member of the Executive Committee
                                                                  of Johnson & Johnson (pharmaceuticals/consumer products);
                                                                  Director of the University Medical Center at Princeton
                                                                  and Women's Research and Education Institute.

Andre F. Perold          Trustee              December 2004       George Gund Professor of Finance and Banking, Harvard Business136
(1952)                                                            School since 2000; Senior Associate Dean, Director of Faculty
                                                                  Recruiting, and Chair of Finance Faculty, Harvard Business
                                                                  School; Director and Chairman of Unx, Inc. (equities trading firm) since 2003; Director of registered investement companies advised by Merril Lynch Investment Managers and affiliates
                                                                  (1985-2004), Genbel Securities Limited (South African financial services firm) (1999-2003), Gensec Bank (199-2003), Sanlam Ltd.
                                                                  (South African insurance company)(2001-2003), and Stockback, Inc.
                                                                  (credit card firm)(2000-2002).




*Officers of the Fund are "interested persons" as defined in the 1940 Act.

                                              VANGUARD
                         POSITION(S)          FUNDS' TRUSTEE/     PRINCIPAL OCCUPATION(S)AND OUTSIDE DIREC- NUMBER OF VANGUARD FUNDS
NAME, YEAR OF BIRTH      HELD WITH FUNDS      OFFICER SINCE       TORSHIPS DURING THE PAST FIVE YEARS    OVERSEEN BY TRUSTEE/OFFICER
-------------------      ---------------      --------------      --------------------------            ---------------------------

Alfred M. Rankin, Jr.    Trustee              January 1993        Chairman, President, Chief Executive Officer,                 136
(1941)                                                            and Director of NACCO Industries, Inc.(forklift
                                                                  trucks/housewares/lignite); Director of
                                                                  Goodrich Corporation (industrial products/
                                                                  aircraft systems and services). Director of
                                                                  Standard Products Company (supplier for
                                                                  automotive industry) until 1998.

J. Lawrence Wilson       Trustee              April 1985          Retired Chairman and Chief Executive Officer                  136
(1936)                                                            of Rohm and Haas Co. (chemicals); Director of
                                                                  Cummins Inc. (diesel engines), MeadWestvaco
                                                                  Corp. (packaging products), and Amerisource
                                                                  Bergen Corp. (pharmaceutical distribution);
                                                                  Trustee of Vanderbilt University and Culver
                                                                  Educational Foundation.
-----------------------------------------------------------------------------------------------------------------------------------

EXECUTIVE OFFICERS
Heidi Stam*              Secretary            July 2005           Principal of Vanguard; and General                            136
(1956)                                                            Counsel of Vanguard since July 2005; Secretary
                                                                  of Vanguard, and of each of the investment companies
                                                                  served by Vanguard since July 2005.

Thomas J. Higgins*       Treasurer            July 1998           Principal of Vanguard; Treasurer of each of the               136
(1957)                                                            investment companies served by Vanguard.

*Officers of the Fund are "interested persons" as defined in the 1940 Act.


 Mr. Ellis is a Senior Advisor to Greenwich Associates, a firm that consults on business strategy to professional financial services organizations in markets around the world. A large number of financial service providers, including Vanguard, subscribe to programs of research-based consulting. During 2004 and 2005, Vanguard paid Greenwich subscription fees amounting to less than $400,000. Vanguard's subscription rates are similar to those of other subscribers.

 Board Committees: The Trusts' board has the following committees:

- Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of each fund and Vanguard. All independent trustees serve as members of the committee. The committee held two meetings during each Fund's last fiscal year.

- Compensation Committee: This committee oversees the compensation programs established by each fund and Vanguard for the benefit of their employees, officers, and trustees/directors. All independent trustees serve as members of the committee. The committee held three meetings during each Fund's last fiscal year.

- Nominating Committee: This committee nominates candidates for election to Vanguard's board of directors and the board of trustees of each fund (collectively, the Vanguard boards). The committee also has the authority to recommend the removal of any director or trustee from the Vanguard boards. All independent trustees serve as members of the committee. The committee held three meetings during each Fund's last fiscal year.


 The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Wilson, Chairman of the Committee.

TRUSTEE COMPENSATION


The same individuals serve as trustees of all Vanguard funds and each fund pays a proportionate share of the trustees' compensation. The funds also employ their officers on a shared basis; however, officers are compensated by Vanguard, not the funds.


 INDEPENDENT TRUSTEES. The funds compensate their independent trustees (i.e., the ones who are not also officers of the funds) in three ways:

- The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.

- The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.

- Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee's separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees' former retirement plan. Each eligible trustee's separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.

 "INTERESTED" TRUSTEE. Mr. Brennan serves as a trustee, but is not paid in this capacity. He is, however, paid in his role as officer of Vanguard.

 COMPENSATION TABLE. The following tables provide compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Funds for each trustee. In addition, the tables show the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds.

        VANGUARD CALIFORNIA TAX-FREE FUNDS TRUSTEES' COMPENSATION TABLE

                                                    PENSION OR
                           AGGREGATE       RETIREMENT BENEFITS           ACCRUED ANNUAL          TOTAL COMPENSATION
                   COMPENSATION FROM  ACCRUED AS PART OF THESE    RETIREMENT BENEFIT AT           FROM ALL VANGUARD
NAME OF TRUSTEE       THESE FUNDS(1)       FUNDS' EXPENSES (1)      JANUARY 1, 2005 (2)   FUNDS PAID TO TRUSTEES(3)
---------------    -----------------  ------------------------    ---------------------   -------------------------
John J. Brennan               None                      None                     None                        None
Charles D. Ellis            $1,867                       N/A                      N/A                    $117,600
Rajiv L. Gupta               1,905                       N/A                      N/A                     120,000
JoAnn Heffernan Heisen       1,905                       $43                  $ 4,300                     120,000
Burton G. Malkiel/(4)/         953                        71                   12,000                      60,000
Andre F. Perold/(5)/         1,747                       N/A                      N/A                     117,600
Alfred M. Rankin, Jr.        1,905                        52                    6,600                     120,000
J. Lawrence Wilson           2,190                        56                    9,000                     138,000
=====================================================================================================================
(1) The amounts shown in this column are based on the Funds' fiscal year ended November 30, 2005.
    Each Fund within the Trust is responsible for a proportionate share of these amounts.
(2) Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee's retirement from service, and will cease after 10 years of payments (120 monthly installments).
    Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.
(3) The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 133 Vanguard funds (130 in the case of Mr. Malkiel) for the 2005 calendar year.
(4) Mr. Malkiel retired from the Funds' board effective June 30, 2005.
(5) Mr. Perold became a member of the Funds' board effective December 2004.

          VANGUARD FLORIDA TAX-FREE FUND TRUSTEES' COMPENSATION TABLE

                                                    PENSION OR
                           AGGREGATE       RETIREMENT BENEFITS           ACCRUED ANNUAL          TOTAL COMPENSATION
                   COMPENSATION FROM  ACCRUED AS PART OF THESE    RETIREMENT BENEFIT AT           FROM ALL VANGUARD
NAME OF TRUSTEE         THIS FUND(1)       FUND'S EXPENSES (1)      JANUARY 1, 2005 (2)   FUNDS PAID TO TRUSTEES(3)
---------------    -----------------  ------------------------    ---------------------   -------------------------
John J. Brennan               None                      None                    None                         None
Charles D. Ellis              $218                      N/A                      N/A                      $117,600
Rajiv L. Gupta                 223                      N/A                      N/A                       120,000
JoAnn Heffernan Heisen         223                      $ 5                   $ 4,300                      120,000
Burton G. Malkiel/(4)/         111                        8                    12,000                       60,000
Andre F. Perold/(5)/           205                      N/A                       N/A                      117,600
Alfred M. Rankin, Jr.          223                        6                     6,600                      120,000
J. Lawrence Wilson             254                        7                     9,000                      138,000
=====================================================================================================================
(1) The amounts shown in this column are based on the Funds' fiscal year ended November 30, 2005.
    Each Fund within the Trust is responsible for a proportionate share of these amounts.
(2) Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee's retirement from service, and will cease after 10 years of payments (120 monthly installments).
    Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.
(3) The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 133 Vanguard funds (130 in the case of Mr. Malkiel) for the 2005 calendar year.
(4) Mr. Malkiel retired from the Funds' board effective June 30, 2005.
(5) Mr. Perold became a member of the Funds' board effective December 2004.

      VANGUARD MASSACHUSETTS TAX-EXEMPT FUND TRUSTEES' COMPENSATION TABLE

                                                    PENSION OR
                           AGGREGATE       RETIREMENT BENEFITS           ACCRUED ANNUAL          TOTAL COMPENSATION
                   COMPENSATION FROM  ACCRUED AS PART OF THESE    RETIREMENT BENEFIT AT           FROM ALL VANGUARD
NAME OF TRUSTEE         THIS FUND(1)       FUND'S EXPENSES (1)      JANUARY 1, 2005 (2)   FUNDS PAID TO TRUSTEES(3)
---------------    -----------------  ------------------------    ---------------------   -------------------------
John J. Brennan               None                      None                     None                         None
Charles D. Ellis               $88                      N/A                       N/A                     $117,600
Rajiv L. Gupta                  90                      N/A                       N/A                      120,000
JoAnn Heffernan Heisen          90                      $ 2                   $ 4,300                      120,000
Burton G. Malkiel/(4)/          45                        3                    12,000                       60,000
Andre F. Perold/(5)/            90                      N/A                       N/A                      117,600
Alfred M. Rankin, Jr.           90                        2                     6,600                      120,000
J. Lawrence Wilson             103                        3                     9,000                      138,000
=====================================================================================================================
(1) The amounts shown in this column are based on the Funds' fiscal year ended November 30, 2005.
    Each Fund within the Trust is responsible for a proportionate share of these amounts.
(2) Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee's retirement from service, and will cease after 10 years of payments (120 monthly installments).
    Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.
(3) The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 133 Vanguard funds (130 in the case of Mr. Malkiel) for the 2005 calendar year.
(4) Mr. Malkiel retired from the Funds' board effective June 30, 2005.
(5) Mr. Perold became a member of the Funds' board effective December 2004.

        VANGUARD NEW JERSEY TAX-FREE FUNDS TRUSTEES' COMPENSATION TABLE


                                                    PENSION OR
                           AGGREGATE       RETIREMENT BENEFITS           ACCRUED ANNUAL          TOTAL COMPENSATION
                   COMPENSATION FROM  ACCRUED AS PART OF THESE    RETIREMENT BENEFIT AT           FROM ALL VANGUARD
NAME OF TRUSTEE       THESE FUNDS(1)       FUNDS' EXPENSES (1)      JANUARY 1, 2005 (2)   FUNDS PAID TO TRUSTEES(3)
---------------    -----------------  ------------------------    ---------------------   -------------------------
John J. Brennan               None                      None                      None                         None
Charles D. Ellis             $710                        N/A                       N/A                     $117,600
Rajiv L. Gupta                725                        N/A                       N/A                      120,000
JoAnn Heffernan Heisen        725                        $16                   $ 4,300                      120,000
Burton G. Malkiel/(4)/        362                         27                    12,000                       60,000
Andre F. Perold/(5)/          665                        N/A                       N/A                      117,600
Alfred M. Rankin, Jr.         725                         20                     6,600                      120,000
J. Lawrence Wilson            832                         21                     9,000                      138,000
=====================================================================================================================
(1) The amounts shown in this column are based on the Funds' fiscal year ended November 30, 2005.
    Each Fund within the Trust is responsible for a proportionate share of these amounts.
(2) Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee's retirement from service, and will cease after 10 years of payments (120 monthly installments).
    Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.
(3) The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 133 Vanguard funds (130 in the case of Mr. Malkiel) for the 2005 calendar year.
(4) Mr. Malkiel retired from the Funds' board effective June 30, 2005.
(5) Mr. Perold became a member of the Funds' board effective December 2004.

         VANGUARD NEW YORK TAX-FREE FUNDS TRUSTEES' COMPENSATION TABLE

                                                    PENSION OR
                           AGGREGATE       RETIREMENT BENEFITS           ACCRUED ANNUAL          TOTAL COMPENSATION
                   COMPENSATION FROM  ACCRUED AS PART OF THESE    RETIREMENT BENEFIT AT           FROM ALL VANGUARD
NAME OF TRUSTEE       THESE FUNDS(1)       FUNDS' EXPENSES (1)      JANUARY 1, 2005 (2)   FUNDS PAID TO TRUSTEES(3)
---------------    -----------------  ------------------------    ---------------------   -------------------------
John J. Brennan               None                      None                      None                         None
Charles D. Ellis              $902                       N/A                       N/A                     $117,600
Rajiv L. Gupta                 920                       N/A                       N/A                      120,000
JoAnn Heffernan Heisen         920                       $21                   $ 4,300                      120,000
Burton G. Malkiel/(4)/         460                        35                    12,000                       60,000
Andre F. Perold/(5)/           844                       N/A                       N/A                      117,600
Alfred M. Rankin, Jr.          920                        25                     6,600                      120,000
J. Lawrence Wilson           1,057                        27                     9,000                      138,000
=====================================================================================================================
(1) The amounts shown in this column are based on the Funds' fiscal year ended November 30, 2005.
    Each Fund within the Trust is responsible for a proportionate share of these amounts.
(2) Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee's retirement from service, and will cease after 10 years of payments (120 monthly installments).
    Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.
(3) The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 133 Vanguard funds (130 in the case of Mr. Malkiel) for the 2005 calendar year.
(4) Mr. Malkiel retired from the Funds' board effective June 30, 2005.
(5) Mr. Perold became a member of the Funds' board effective December 2004.

           VANGUARD OHIO TAX-FREE FUNDS TRUSTEES' COMPENSATION TABLE


                                                    PENSION OR
                           AGGREGATE       RETIREMENT BENEFITS           ACCRUED ANNUAL          TOTAL COMPENSATION
                   COMPENSATION FROM  ACCRUED AS PART OF THESE    RETIREMENT BENEFIT AT           FROM ALL VANGUARD
NAME OF TRUSTEE       THESE FUNDS(1)       FUNDS' EXPENSES (1)      JANUARY 1, 2005 (2)   FUNDS PAID TO TRUSTEES(3)
---------------    -----------------  ------------------------    ---------------------   -------------------------
John J. Brennan               None                      None                      None                         None
Charles D. Ellis              $254                       N/A                       N/A                     $117,600
Rajiv L. Gupta                 259                       N/A                       N/A                      120,000
JoAnn Heffernan Heisen         259                       $ 6                   $ 4,300                      120,000
Burton G. Malkiel/(4)/         129                        10                    12,000                       60,000
Andre F. Perold/(5)/           238                       N/A                       N/A                      117,600
Alfred M. Rankin, Jr.          259                         7                     6,600                      120,000
J. Lawrence Wilson             297                         7                     9,000                      138,000
=====================================================================================================================
(1) The amounts shown in this column are based on the Funds' fiscal year ended November 30, 2005.
    Each Fund within the Trust is responsible for a proportionate share of these amounts.
(2) Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee's retirement from service, and will cease after 10 years of payments (120 monthly installments).
    Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.
(3) The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 133 Vanguard funds (130 in the case of Mr. Malkiel) for the 2005 calendar year.
(4) Mr. Malkiel retired from the Funds' board effective June 30, 2005.
(5) Mr. Perold became a member of the Funds' board effective December 2004.

       VANGUARD PENNSYLVANIA TAX-FREE FUNDS TRUSTEES' COMPENSATION TABLE

                                                    PENSION OR
                           AGGREGATE       RETIREMENT BENEFITS           ACCRUED ANNUAL          TOTAL COMPENSATION
                   COMPENSATION FROM  ACCRUED AS PART OF THESE    RETIREMENT BENEFIT AT           FROM ALL VANGUARD
NAME OF TRUSTEE       THESE FUNDS(1)       FUNDS' EXPENSES (1)      JANUARY 1, 2005 (2)   FUNDS PAID TO TRUSTEES(3)
---------------    -----------------  ------------------------    ---------------------   -------------------------
John J. Brennan               None                      None                     None                          None
Charles D. Ellis              $954                       N/A                       N/A                     $117,600
Rajiv L. Gupta                 974                       N/A                       N/A                      120,000
JoAnn Heffernan Heisen         974                       $22                   $ 4,300                      120,000
Burton G. Malkiel/(4)/         487                        36                    12,000                       60,000
Andre F. Perold/(5)/           893                       N/A                       N/A                      117,600
Alfred M. Rankin, Jr.          974                        27                     6,600                      120,000
J. Lawrence Wilson           1,118                        28                     9,000                      138,000
=====================================================================================================================
(1) The amounts shown in this column are based on the Funds' fiscal year ended November 30, 2005.
    Each Fund within the Trust is responsible for a proportionate share of these amounts.
(2) Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee's retirement from service, and will cease after 10 years of payments (120 monthly installments).
    Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.
(3) The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 133 Vanguard funds (130 in the case of Mr. Malkiel) for the 2005 calendar year.
(4) Mr. Malkiel retired from the Funds' board effective June 30, 2005.
(5) Mr. Perold became a member of the Funds' board effective December 2004.

OWNERSHIP OF FUND SHARES


All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee's ownership of shares of each Fund and of all Vanguard funds served by the trustee as of December 31, 2005.



                       VANGUARD CALIFORNIA TAX-FREE FUNDS

                                                                           DOLLAR RANGE OF      AGGREGATE DOLLAR RANGE
                                                                               FUND SHARES     OF VANGUARD FUND SHARES
FUND                                                             TRUSTEE  OWNED BY TRUSTEE            OWNED BY TRUSTEE
----                                                             -------  ----------------            ----------------
Vanguard California Tax-Exempt Money Market Fund         John J. Brennan              None               Over $100,000
                                                        Charles D. Ellis              None               Over $100,000
                                                          Rajiv L. Gupta              None               Over $100,000
                                                  JoAnn Heffernan Heisen              None               Over $100,000
                                                       Burton G. Malkiel              None               Over $100,000
                                                         Andre F. Perold              None               Over $100,000
                                                   Alfred M. Rankin, Jr.              None               Over $100,000
                                                      J. Lawrence Wilson              None               Over $100,000


Vanguard California Intermediate-Term Tax-Exempt Fund    John J. Brennan              None               Over $100,000
                                                        Charles D. Ellis              None               Over $100,000
                                                          Rajiv L. Gupta              None               Over $100,000
                                                  JoAnn Heffernan Heisen              None               Over $100,000
                                                       Burton G. Malkiel              None               Over $100,000
                                                         Andre F. Perold              None               Over $100,000
                                                   Alfred M. Rankin, Jr.              None               Over $100,000
                                                      J. Lawrence Wilson              None               Over $100,000

Vanguard California Long-Term  Tax-Exempt Fund           John J. Brennan              None               Over $100,000
                                                        Charles D. Ellis              None               Over $100,000
                                                          Rajiv L. Gupta              None               Over $100,000
                                                  JoAnn Heffernan Heisen              None               Over $100,000
                                                       Burton G. Malkiel              None               Over $100,000
                                                         Andre F. Perold              None               Over $100,000
                                                   Alfred M. Rankin, Jr.              None               Over $100,000
                                                      J. Lawrence Wilson              None               Over $100,000

                         VANGUARD FLORIDA TAX-FREE FUND

                                                                           DOLLAR RANGE OF      AGGREGATE DOLLAR RANGE
                                                                               FUND SHARES     OF VANGUARD FUND SHARES
FUND                                                             TRUSTEE  OWNED BY TRUSTEE            OWNED BY TRUSTEE
----                                                             -------  ----------------            ----------------
Vanguard Florida Long-Term Tax-Exempt Fund               John J. Brennan              None               Over $100,000
                                                        Charles D. Ellis              None               Over $100,000
                                                          Rajiv L. Gupta              None               Over $100,000
                                                  JoAnn Heffernan Heisen              None               Over $100,000
                                                       Burton G. Malkiel              None               Over $100,000
                                                         Andre F. Perold              None               Over $100,000
                                                   Alfred M. Rankin, Jr.              None               Over $100,000
                                                      J. Lawrence Wilson              None               Over $100,000

                     VANGUARD MASSACHUSETTS TAX-EXEMPT FUND

                                                                           DOLLAR RANGE OF      AGGREGATE DOLLAR RANGE
                                                                               FUND SHARES     OF VANGUARD FUND SHARES
FUND                                                             TRUSTEE  OWNED BY TRUSTEE            OWNED BY TRUSTEE
----                                                             -------  ----------------            ----------------
Vanguard Massachusetts Tax-Exempt Fund                   John J. Brennan              None               Over $100,000
                                                        Charles D. Ellis              None               Over $100,000
                                                          Rajiv L. Gupta              None               Over $100,000
                                                  JoAnn Heffernan Heisen              None               Over $100,000
                                                       Burton G. Malkiel              None               Over $100,000
                                                         Andre F. Perold              None               Over $100,000
                                                   Alfred M. Rankin, Jr.              None               Over $100,000
                                                      J. Lawrence Wilson              None               Over $100,000

                       VANGUARD NEW JERSEY TAX-FREE FUNDS

                                                                           DOLLAR RANGE OF      AGGREGATE DOLLAR RANGE
                                                                               FUND SHARES     OF VANGUARD FUND SHARES
FUND                                                             TRUSTEE  OWNED BY TRUSTEE            OWNED BY TRUSTEE
----                                                             -------  ----------------            ----------------
Vanguard New Jersey Tax-Exempt Money Market Fund         John J. Brennan              None               Over $100,000
                                                        Charles D. Ellis              None               Over $100,000
                                                          Rajiv L. Gupta              None               Over $100,000
                                                  JoAnn Heffernan Heisen              None               Over $100,000
                                                       Burton G. Malkiel     Over $100,000               Over $100,000
                                                         Andre F. Perold              None               Over $100,000
                                                   Alfred M. Rankin, Jr.              None               Over $100,000
                                                      J. Lawrence Wilson              None               Over $100,000

Vanguard New Jersey Long-Term Tax-Exempt Fund            John J. Brennan              None               Over $100,000
                                                        Charles D. Ellis              None               Over $100,000
                                                          Rajiv L. Gupta              None               Over $100,000
                                                  JoAnn Heffernan Heisen              None               Over $100,000
                                                       Burton G. Malkiel              None               Over $100,000
                                                         Andre F. Perold              None               Over $100,000
                                                   Alfred M. Rankin, Jr.              None               Over $100,000
                                                      J. Lawrence Wilson              None               Over $100,000

                        VANGUARD NEW YORK TAX-FREE FUNDS

                                                                           DOLLAR RANGE OF      AGGREGATE DOLLAR RANGE
                                                                               FUND SHARES     OF VANGUARD FUND SHARES
FUND                                                             TRUSTEE  OWNED BY TRUSTEE            OWNED BY TRUSTEE
----                                                             -------  ----------------            ----------------
Vanguard New York Tax-Exempt Money Market Fund           John J. Brennan              None               Over $100,000
                                                        Charles D. Ellis              None               Over $100,000
                                                          Rajiv L. Gupta              None               Over $100,000
                                                  JoAnn Heffernan Heisen              None               Over $100,000
                                                       Burton G. Malkiel  $50,001-$100,000               Over $100,000
                                                         Andre F. Perold              None               Over $100,000
                                                   Alfred M. Rankin, Jr.              None               Over $100,000
                                                      J. Lawrence Wilson              None               Over $100,000


Vanguard New York Long-Term Tax-Exempt Fund              John J. Brennan              None               Over $100,000
                                                        Charles D. Ellis              None               Over $100,000
                                                          Rajiv L. Gupta              None               Over $100,000
                                                  JoAnn Heffernan Heisen              None               Over $100,000
                                                       Burton G. Malkiel              None               Over $100,000
                                                         Andre F. Perold              None               Over $100,000
                                                   Alfred M. Rankin, Jr.              None               Over $100,000
                                                      J. Lawrence Wilson              None               Over $100,000

                          VANGUARD OHIO TAX-FREE FUNDS

                                                                           DOLLAR RANGE OF      AGGREGATE DOLLAR RANGE
                                                                               FUND SHARES     OF VANGUARD FUND SHARES
FUND                                                             TRUSTEE  OWNED BY TRUSTEE            OWNED BY TRUSTEE
----                                                             -------  ----------------            ----------------
Vanguard Ohio Tax-Exempt Money Market Fund               John J. Brennan              None               Over $100,000
                                                        Charles D. Ellis              None               Over $100,000
                                                          Rajiv L. Gupta              None               Over $100,000
                                                  JoAnn Heffernan Heisen              None               Over $100,000
                                                       Burton G. Malkiel              None               Over $100,000
                                                         Andre F. Perold              None               Over $100,000
                                                   Alfred M. Rankin, Jr.              None               Over $100,000
                                                      J. Lawrence Wilson              None               Over $100,000


Vanguard Ohio Long-Term Tax-Exempt Fund                  John J. Brennan              None               Over $100,000
                                                        Charles D. Ellis              None               Over $100,000
                                                          Rajiv L. Gupta              None               Over $100,000
                                                  JoAnn Heffernan Heisen              None               Over $100,000
                                                       Burton G. Malkiel              None               Over $100,000
                                                         Andre F. Perold              None               Over $100,000
                                                   Alfred M. Rankin, Jr.              None               Over $100,000
                                                      J. Lawrence Wilson              None               Over $100,000

                      VANGUARD PENNSYLVANIA TAX-FREE FUNDS

                                                                           DOLLAR RANGE OF      AGGREGATE DOLLAR RANGE
                                                                               FUND SHARES     OF VANGUARD FUND SHARES
FUND                                                             TRUSTEE  OWNED BY TRUSTEE            OWNED BY TRUSTEE
----                                                             -------  ----------------            ----------------
Vanguard Pennsylvania Tax-Exempt Money Market Fund       John J. Brennan        $1-$10,000              Over $100,000
                                                        Charles D. Ellis              None              Over $100,000
                                                          Rajiv L. Gupta              None              Over $100,000
                                                  JoAnn Heffernan Heisen              None              Over $100,000
                                                       Burton G. Malkiel              None              Over $100,000
                                                         Andre F. Perold              None              Over $100,000
                                                   Alfred M. Rankin, Jr.              None              Over $100,000
                                                      J. Lawrence Wilson              None             Over $100,000


Vanguard Pennsylvania Long-Term Tax-Exempt Fund          John J. Brennan     Over $100,000               Over $100,000
                                                        Charles D. Ellis              None               Over $100,000
                                                          Rajiv L. Gupta              None               Over $100,000
                                                  JoAnn Heffernan Heisen              None               Over $100,000
                                                       Burton G. Malkiel              None               Over $100,000
                                                         Andre F. Perold              None               Over $100,000
                                                    Alfred M. Rankin, Jr.             None               Over $100,000
                                                      J. Lawrence Wilson              None               Over $100,000


     As of April 30, 2006, the trustees and executive officers of the funds owned, in the aggregate, less than 1% of each class of each fund's outstanding shares.


     As of April 30, 2006, those listed below owned of record 5% or more of each class' outstanding shares:


Vanguard California Long-Term Tax-Exempt Fund--Investor Shares; Charles Schwab & Co., Inc., San Francisco, CA (15.13%); National Financial Service Corp., New York, NY (5.68%). Vanguard California Intermediate-Term Tax-Exempt Fund--Investor Shares; Charles Schwab & Co., Inc., San Francisco, CA (32.89%); National Financial Service Corp., New York, NY (9.29%). Vanguard California Intermediate-Term Tax-Exempt Fund--Admiral Shares; Charles Schwab & Co., Inc., San Francisco, CA (6.87%). Vanguard Florida Long-Term Tax-Exempt Fund--Investor Shares; Charles Schwab & Co., Inc., San Francisco, CA (11.41%); National Financial Service Corp., New York, NY (6.39%). Vanguard Massachusetts Tax-Exempt Fund--Investor Shares; National Financial Service Corp., New York, NY (5.01%). Vanguard New Jersey Long-Term Tax-Exempt Fund--Investor Shares; Charles Schwab & Co., Inc., San Francisco, CA (8.78%). Vanguard New York Long-Term Tax-Exempt Fund--Investor Shares; Charles Schwab & Co., Inc., (9.39%); National Financial Service Corp., New York, NY (8.38%). Vanguard Ohio Long-Term Tax-Exempt Fund--Investor Shares; Charles Schwab & Co., Inc., (5.76%). Vanguard Ohio Tax-Exempt Money Market Fund; Roger Hartzell and Deborah Hartzell, Sandusky, OH (5.78%). Vanguard Pennsylvania Long-Term Tax-Exempt Fund--Investor Shares; Charles Schwab & Co., Inc., San Francisco, CA (6.96%).





PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

INTRODUCTION


Vanguard and the Boards of Trustees of the Vanguard funds (the Boards) have adopted Portfolio Holdings Disclosure Policies and Procedures (Policies and Procedures) to govern the disclosure of the portfolio holdings of each Vanguard fund. Vanguard and the Boards considered each of the circumstances under which Vanguard fund portfolio holdings may be disclosed to different categories of persons under the Policies and Procedures. Vanguard and the Boards also considered actual and potential material conflicts that could arise in such circumstances between the interests of Vanguard fund's shareholders, on the one hand, and those of the fund's investment advisor, distributor, or any affiliated person of the fund, its investment advisor, or its distributor, on the other. After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, Vanguard and the Boards determined that the Vanguard funds have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Policies and Procedures and that the Policies and Procedures are reasonably designed to ensure that disclosure of portfolio  holdings and information  about
portfolio   holdings  is  in  the  best  interests  of  fund   shareholders  and
appropriately address the potential for material conflicts of interest.


 The Boards exercise continuing oversight of the disclosure of Vanguard fund portfolio holdings by (1) overseeing the implementation and enforcement of the Policies and Procedures, the Code of Ethics, and the Policies and Procedures Designed to Prevent the Misuse of Inside Information (collectively, the portfolio holdings governing policies) by the Chief Compliance Officer of Vanguard and the Vanguard funds; (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies; and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. Vanguard and the Boards reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice in their sole discretion. For purposes of the Policies and Procedures, the term "portfolio holdings" means the equity and debt securities (e.g., stocks and bonds) held by a Vanguard fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the fund.

ONLINE DISCLOSURE OF TEN LARGEST STOCK HOLDINGS

Each of the Vanguard equity funds and Vanguard balanced funds generally will seek to disclose the fund's ten largest stock portfolio holdings and the percentages that each of these ten largest stock portfolio holdings represent of the fund's total assets as of the most recent calendar-quarter-end (quarter-end ten largest stock holdings) online at www.vanguard.com in the "Holdings" section of the fund's Profile page, 15 calendar days after the end of the calendar quarter. In addition, those funds generally will seek to disclose the fund's ten largest stock portfolio holdings as of the most recent month-end (month-end ten largest stock holdings, and together with quarter-end ten largest stock holdings, ten largest stock holdings) online at www.vanguard.com in the "Holdings" section of the fund's Profile page, 10 business days after the end of the month. Online disclosure of the ten largest stock holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons.

ONLINE DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS

Each of the Vanguard funds, excluding Vanguard money market funds, generally will seek to disclose the fund's complete portfolio holdings as of the most recent calendar-quarter end online at www.vanguard.com in the "Holdings" section of the fund's Profile page, 30 calendar days after the end of the calendar quarter. Online disclosure of complete portfolio holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons. A Principal or Senior Analyst in Vanguard's Portfolio Review Department will review complete portfolio holdings before online disclosure is made as described above and, after consultation with a Vanguard fund's investment advisor, may withhold any portion of the fund's complete portfolio holdings from online disclosure as described above when deemed to be in the best interest of the fund.



DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS TO SERVICE PROVIDERS SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS

Vanguard, for legitimate business purposes, may disclose Vanguard fund complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, third-parties that deliver analytical, statistical, or consulting services, and other third parties that provide services (collectively, Service Providers) to Vanguard, Vanguard subsidiaries, and/or the Vanguard funds. Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information. The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Service Provider varies and may be as frequent as daily, with no lag. Disclosure of Vanguard fund complete portfolio holdings by Vanguard to a Service Provider must be authorized by a Vanguard fund officer or a Principal in Vanguard's Portfolio Review or Legal Departments. Any disclosure of Vanguard fund complete portfolio holdings to a Service Provider as described above may also include a list of the other investment positions comprising the fund, such as cash investments and derivatives.


As of March 3, 2006, Vanguard fund complete portfolio holdings are disclosed to the following Service Providers as part of ongoing arrangements that serve legitimate business purposes: Advisor Software Inc., Alcom Printing Group Inc., Apple Press, L.C., Automatic Data Processing, Inc., Brown Brothers Harriman & Co., FactSet Research Systems, Inc., Intelligencer Printing Company, Investment Technology Group, Inc., McMunn Associates Inc., Moore Wallace Inc., Pitney Bowes Management Services, Reuters America Inc., Triune Color Corporation, and Tursack Printing Inc.


DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS TO VANGUARD AFFILIATES AND CERTAIN FIDUCIARIES SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS

Vanguard fund complete portfolio holdings may be disclosed between and among the following persons (collectively, Affiliates and Fiduciaries) for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons' continuing legal duty of confidentiality and legal duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Code of Ethics, the Policies and Procedures Designed to Prevent the Misuse of Inside Information, by agreement, or under applicable laws, rules, and regulations: (1) persons who are subject to the Code of Ethics or the Policies and Procedures Designed to Prevent the Misuse of Inside Information; (2) an investment advisor, distributor, administrator, transfer agent, or custodian to a Vanguard fund; (3) an accounting firm, an auditing firm, or outside legal counsel retained by Vanguard, a Vanguard subsidiary, or a Vanguard fund; (4) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with a Vanguard fund's current advisor; and (5) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.


The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by such Affiliates and Fiduciaries based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure between and among Affiliates and Fiduciaries varies and may be as frequent as daily, with no lag. Any disclosure of Vanguard fund complete portfolio holdings to any Affiliates and Fiduciaries as described in the preceding text may also include a list of the other investment positions comprising the fund, such as cash investments and derivatives. Disclosure of Vanguard fund complete portfolio holdings or investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund to Affiliates and Fiduciaries must be authorized by a Vanguard fund officer or a Principal of Vanguard. As of December 31, 2005, Vanguard fund complete portfolio holdings are disclosed to the following Affiliates and Fiduciaries as part of ongoing arrangements that serve legitimate business purposes: Vanguard and each investment advisor, custodian, and independent registered public accounting firm identified in this Statement of Additional Information.


DISCLOSURE OF PORTFOLIO HOLDINGS TO BROKER-DEALERS IN THE NORMAL COURSE OF MANAGING A FUND'S ASSETS

An investment advisor, administrator, or custodian for a Vanguard fund may, for legitimate business purposes within the scope of its official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising the fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer's legal obligation not to use or disclose material nonpublic information concerning the funds' portfolio holdings, other investment positions, securities transactions, or derivatives transactions without the consent of the funds or their agents. The Vanguard funds have not given their consent to any such use or disclosure and no person or agent of Vanguard is authorized to give such consent except as approved in writing by the fund Boards. Disclosure of portfolio holdings or other investment positions by Vanguard to broker-dealers must be authorized by a Vanguard fund officer or a Principal of Vanguard.

DISCLOSURE OF NON-MATERIAL INFORMATION

The Policies and Procedures permit Vanguard fund officers, Vanguard fund portfolio managers, and other Vanguard representatives, (collectively, Approved Vanguard Representatives) to disclose any views, opinions, judgments, advice, or commentary, or any analytical, statistical, performance, or other information, in connection with or relating to a

Vanguard fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of a Vanguard fund that occurred after the most recent calendar-quarter end (recent portfolio changes) to any person if (1) such disclosure serves a legitimate business purpose, (2) such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Vanguard fund (which can be disclosed only in accordance with the Policies and Procedures), and (3) such information does not constitute material nonpublic information. Disclosure of commentary and analysis or recent portfolio changes by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund must be authorized by a Vanguard fund officer or a Principal of Vanguard.

An Approved Vanguard Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Vanguard fund. Nonexclusive examples of commentary and analysis about a Vanguard fund include (1) the allocation of the fund's portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (2) the characteristics of the stock and bond components of the fund's portfolio holdings and other investment positions, (3) the attribution of fund returns by asset class, sector, industry, and country, and (4) the volatility characteristics of the fund. An Approved Vanguard Representative may in its sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or for no reason. "Approved Vanguard Representatives" for purposes of the Policies and Procedures, persons employed by or associated with Vanguard or a subsidiary of Vanguard who have been authorized by Vanguard's Portfolio Review Department to disclose recent portfolio changes and/or commentary and analysis in accordance with the Policies and Procedures.

DISCLOSURE OF PORTFOLIO HOLDINGS RELATED INFORMATION TO THE ISSUER OF A SECURITY FOR LEGITIMATE BUSINESS PURPOSES


Vanguard, in its sole discretion, may disclose portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security if the issuer presents, to the satisfaction of Fund Financial Services, convincing evidence that the issuer has a legitimate business purpose for such information. Disclosure of this information to an issuer is conditioned on the issuer being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information. The frequency with which portfolio holdings information concerning a security may be disclosed to the issuer of such security, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the issuer, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to an issuer cannot be determined in advance of a specific request and will vary based upon the particular facts and circumstances and the legitimate business purposes, but in unusual situations could be as frequent as daily, with no lag. Disclosure of portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security must be authorized by a Vanguard fund officer or a Principal in Vanguard's Portfolio Review or Legal Department.


DISCLOSURE OF PORTFOLIO HOLDINGS AS REQUIRED BY APPLICABLE LAW

Vanguard fund portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising a fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Vanguard fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund as required by applicable laws, rules, and regulations must be authorized by a Vanguard fund officer or a Principal of Vanguard.


PROHIBITIONS ON DISCLOSURE OF PORTFOLIO HOLDINGS

No person is authorized to disclose Vanguard fund portfolio holdings or other investment positions (whether online at www.vanguard.com, in writing, by fax, by e-mail, orally, or by other means) except in accordance with the Policies and Procedures. In addition, no person is authorized to make disclosure pursuant to the Policies and Procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the 1940 Act). Furthermore, Vanguard's management, in its sole discretion, may determine not to disclose portfolio holdings or other investment positions comprising a Vanguard fund to any person who would otherwise be eligible to receive such information under the Policies and Procedures, or may determine to make such disclosures publicly as provided by the Policies and Procedures.

PROHIBITIONS ON RECEIPT OF COMPENSATION OR OTHER CONSIDERATION

The Policies and Procedures prohibit a Vanguard fund, its investment advisor, and any other person to pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of Vanguard fund portfolio holdings or other investment positions. "Consideration" includes any agreement to maintain assets in the fund or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.

                          INVESTMENT ADVISORY SERVICES


The Funds receive all investment advisory services from Vanguard, through its Fixed Income Group. These services are provided on an at-cost basis from an experienced advisory staff employed directly by Vanguard. The compensation and other expenses of the advisory staff are allocated among the funds utilizing these services.


  During the fiscal years ended November 30, 2003, 2004, and 2005, the Funds paid the following approximate amounts of Vanguard's expenses relating to investment advisory services:


================================================================================
FUND                                         2003          2004           2005
--------------------------------------------------------------------------------
Vanguard California Tax-Exempt
  Money Market Fund                      $535,000      $528,000        $592,000

Vanguard California Intermediate-Term
  Tax-Exempt Fund                         369,000       314,000         296,000

Vanguard California Long-Term
  Tax-Exempt Fund                         296,000       249,000         234,000

Vanguard Florida Long-Term
  Tax-Exempt Fund                         174,000       146,000         128,000

Vanguard Massachusetts Tax-Exempt Fund     56,000        53,000          52,000

Vanguard New Jersey Tax-Exempt
  Money Market Fund                       257,000       246,000         244,000

Vanguard New Jersey Long-Term
  Tax-Exempt Fund                         221,000       193,000         174,000

Vanguard New York Tax-Exempt Money
  Market Fund                             238,000       249,000         298,000

Vanguard New York Long-Term
  Tax-Exempt Fund                         307,000       266,000         243,000

Vanguard Ohio Tax-Exempt Money
  Market Fund                             103,000        92,000          92,000

Vanguard Ohio Long-Term Tax-Exempt Fund    74,000        63,000          56,000

Vanguard Pennsylvania Tax-Exempt
  Money Market Fund                       357,000       322,000         301,000

Vanguard Pennsylvania Long-Term
  Tax-Exempt Fund                         344,000       294,000         253,000
================================================================================



OTHER ACCOUNTS MANAGED

Kathryn T. Allen manages the California Tax-Exempt Money Market, New Jersey Tax-Exempt Money Market, New York Tax-Exempt Money Market, and Pennsylvania Tax-Exempt Money Market Funds, which, as of November 30, 2005, collectively held assets of $114.9 billion. Ms. Allen did not manage any other accounts as of November 30, 2005.

     John M. Carbone manages the New Jersey Long-Term Tax-Exempt, Ohio Long-Term Tax-Exempt, and Pennsylvania Long-Term Tax-Exempt Funds, which, as of November 30, 2005, collectively held assets of $4.4 billion. Effective January 2006, Mr. Carbone began managing the Florida Long-Term Tax-Exempt Fund which, as of January 31, 2006, held assets of $1.2 billion. Mr. Carbone did not manage any other accounts as of November 30, 2005.

     Christopher M. Ryon manages the Massachusetts Tax-Exempt and New York Long-Term Tax-Exempt Funds, which, as of November 30, 2005, collectively held assets of $2.8 billion. Mr. Ryon also managed three other registered investment companies with total assets of $15.4 billion, as of November 30, 2005.

     Reid O. Smith manages the California Intermediate-Term Tax-Exempt, and California Long-Term Tax-Exempt Funds, which, as of November 30, 2005, collectively held assets of $5.1 billion. Mr. Smith also managed two other registered investment companies with total assets of $8.0 billion, as of November 30, 2005.

     Effective  February 2006,  Pamela  Wisehaupt  Tynan began managing the Ohio
Tax-Exempt Money Market Fund, which, as of February 28, 2006, held assets of $871 million. As of February 28, 2006, Ms. Tynan also managed four other registered investment companies with total assets of $30.6 billion.

MATERIAL CONFLICTS OF INTEREST

At Vanguard, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective trusts, or offshore funds. Vanguard manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by directors and independent third parties. Vanguard has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

DESCRIPTION OF COMPENSATION

As of November 30, 2005, a Vanguard portfolio manager's compensation generally consists of base salary, bonus, and payments under Vanguard's long-term incentive compensation program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Vanguard employees. Also, certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that


Vanguard adopted in the 1980's to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of tax law changes. These plans are structured to provide the same retirement benefits as the standard retirement benefits.

 In the case of portfolio managers responsible for managing multiple Vanguard funds or accounts, the method used to determine their compensation is the same for all funds and investment accounts. A portfolio manager's base salary is determined by the manager's experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by the Vanguard Human Resources Department. A portfolio manager's base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.

 A portfolio manager's bonus is determined by a number of factors. One factor is gross, pre-tax performance of the fund relative to expectations for how the fund should have performed, given the fund's investment objective, policies, strategies, and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in the fund's portfolio. For intermediate- and long-term tax-exempt funds, the performance factor depends on how successfully the portfolio manager outperforms these expectations and maintains the risk parameters of the fund over a three-year period. For tax-exempt money market funds, the performance factor depends on how successfully the portfolio manager maintains the credit quality of the fund and, consequently, how the fund performs relative to the expectations described above over a one-year period. Additional factors include the portfolio manager's contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives stated above. The bonus is paid on an annual basis.

 Under the long-term incentive compensation program, all full-time employees receive a payment from Vanguard's long-term incentive compensation plan based on their years of service, job level and, if applicable, management responsibilities. Each year, Vanguard's independent directors determine the amount of the long-term incentive compensation award for that year based on the investment performance of the Vanguard funds relative to competitors and Vanguard's operating efficiencies in providing services to the Vanguard funds.


OWNERSHIP OF SECURITIES

Vanguard employees, including portfolio managers, allocate their investments among the various Vanguard funds based on their own individual investment needs and goals. Vanguard employees as a group invest a sizeable portion of their personal assets in Vanguard funds. As of November 30, 2005, Vanguard employees collectively invested $1.4 billion in Vanguard funds. John J. Brennan, Chairman and Chief Executive Officer of Vanguard and the Vanguard funds, and George U. Sauter, Managing Director and Chief Investment Officer, invest substantially all of their personal financial assets in Vanguard funds.

As of November 30, 2005, Ms. Allen owned shares of the Pennsylvania Tax-Exempt Money Market Fund within the $10,001-$50,000 range. Except as noted in the previous sentence, as of November 30, 2005, the portfolio managers did not own any shares of the Vanguard State Tax-Exempt Funds they managed.

DURATION AND TERMINATION OF INVESTMENT ADVISORY ARRANGEMENTS
The Fourth Amended and Restated Funds' Service Agreement, which governs the at-cost investment advisory services provided to the Funds, will continue in full force and effect until terminated or amended by mutual agreement of the Funds and Vanguard.



                             PORTFOLIO TRANSACTIONS

The advisor decides which securities to buy and sell on behalf of a Fund and then selects the brokers or dealers that will execute the trades on an agency basis or the dealers with whom the trades will be effected on a principal basis. For each trade, the advisor must select a broker-dealer that it believes will provide "best execution." Best execution does not mean the lowest possible spread or commission rate. In seeking best execution, the SEC has said that an advisor should consider the full range of a broker-dealer's services. The factors considered by the advisor in seeking best execution include, but are not limited to, the broker-dealer's execution capability, clearance and settlement services, commission rate, trading expertise, willingness and ability to commit capital, ability to provide anonymity, financial responsibility, reputation and integrity, responsiveness, access to underwritten offerings and secondary markets, and access to company management, as well as the value of any research provided by the broker-dealer. In assessing which broker-dealer can provide best execution for a particular trade, the advisor also may consider the timing and size of the order and available liquidity and current market conditions.


 The types of securities in which the Funds invest are generally purchased and sold through principal transactions, meaning that the Funds normally purchase securities directly from the issuer or a primary market-maker acting as principal for the securities on a net basis. Explicit brokerage commissions are not paid on these transactions, although purchases of new issues from underwriters of securities typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer's mark-up (i.e., a spread between the bid and the asked prices). Brokerage commissions are paid, however, in connection with opening and closing out futures positions.

 During the fiscal years ended November 30, 2003, 2004, and 2005, the Funds (other than the money market funds) paid brokerage commissions in the following amounts:


================================================================================
FUND                                             2003        2004        2005
--------------------------------------------------------------------------------
Vanguard California Intermediate-Term
Tax-Exempt Fund                                    --     $66,671        $70,580

Vanguard California Long-Term Tax-Exempt
Fund                                               --      48,637         86,576

Vanguard Florida Long-Term Tax-Exempt
Fund                                               --      16,059         47.780

Vanguard Massachusetts Tax-Exempt Fund             --       8,837         14,668

Vanguard New Jersey Long-Term Tax-Exempt
Fund                                          $ 1,000      17,380         43,840

Vanguard New York Long-Term Tax-Exempt
Fund                                               --      31,209         71,048

Vanguard Ohio Long-Term Tax-Exempt Fund        85,063       8,156         18,740

Vanguard Pennsylvania Long-Term
Tax-Exempt Fund                                 4,000      25,388         40,220
================================================================================


 During the most recent fiscal years, the Money Market Fund of each applicable Trust did not pay any brokerage commissions.


 When the Funds purchase a newly issued security at a fixed price, the advisor may designate, subject to obtaining the best available price and most favorable execution, an underwriter who has agreed to rebate or credit to the Funds part of the underwriting fees. Such rebates or credits are used solely to reduce the Funds' management and administrative expenses.

 As previously explained, the types of securities that the Funds purchase do not normally involve the payment of explicit brokerage commissions. If any such brokerage commissions are paid, however, the advisor will evaluate their reasonableness by considering: (1) historical commission rates; (2) rates which other institutional investors are paying, based upon publicly available information; (3) rates quoted by brokers and dealers; (4) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (5) the complexity of a particular transaction in terms of both execution and settlement; (6) the level and type of business done with a particular firm over a period of time; and (7) the extent to which the broker or dealer has capital at risk in the transaction.

                             PROXY VOTING GUIDELINES



The Board of Trustees (the Board) of each Vanguard fund that invests in stocks has adopted proxy voting procedures and guidelines to govern proxy voting by the fund. The Board has delegated oversight of proxy voting to the Proxy Oversight Committee (the Committee), composed of senior officers of Vanguard, a majority of whom are also officers of each Vanguard fund, and subject to the operating procedures and guidelines described below. The Committee reports directly to the Board. Vanguard is subject to these guidelines to the extent the guidelines call for Vanguard to administer the voting process and implement the resulting voting decisions, and for that purpose have been approved by the Board of Directors of Vanguard.


 The overarching objective in voting is simple: to support proposals and director nominees that maximize the value of a fund's investments--and those of fund shareholders--over the long term. While the goal is simple, the proposals the funds receive are varied and frequently complex. As such, the guidelines adopted by the Board provide a rigorous framework for assessing each proposal. Under the guidelines, each proposal must be evaluated on its merits, based on the particular facts and circumstances as presented.

 For ease of reference, the procedures and guidelines often refer to all funds, however, our processes and practices seek to ensure that proxy voting decisions are suitable for individual funds. For most proxy proposals, particularly those involving corporate governance, the evaluation will result in the same position being taken across all of the funds and the funds voting as a block. In some cases, however, a fund may vote differently, depending upon the nature and objective of the fund the composition of its portfolio, and other factors.

 The guidelines do not permit the Board to delegate voting responsibility to a third party that does not serve as a fiduciary for the funds. Because many factors bear on each decision, the guidelines incorporate factors the Committee should consider in each voting decision. A fund may refrain from voting if that would be in the fund's and its shareholders' best interests. These circumstances may arise, for example, when the expected cost of voting exceeds the expected benefits of voting, or exercising the vote results in the imposition of trading or other restrictions.

 In evaluating proxy proposals, we consider information from many sources, including but not limited to the investment advisor for the fund, management or shareholders of a company presenting a proposal, and independent proxy research services. We will give substantial weight to the recommendations of the company's board, absent guidelines or other specific facts that would support a vote against management. In all cases, however, the ultimate decision rests with the members of the Proxy Oversight Committee, who are accountable to the fund's Board.

 While serving as a framework, the following guidelines cannot contemplate all possible proposals with which a fund may be presented. In the absence of a specific guideline for a particular proposal (e.g., in the case of a transactional issue or contested proxy), the Committee will evaluate the issue and cast the fund's vote in a manner that, in the Committee's view, will maximize the value of the fund's investment, subject to the individual circumstances of the fund.



I. THE BOARD OF DIRECTORS


A. ELECTION OF DIRECTORS


Good governance starts with a majority-independent board, whose key committees are comprised entirely of independent directors. As such, companies should attest to the independence of directors who serve on the Compensation, Nominating, and Audit committees. In any instance in which a director is not categorically independent, the basis for the independence determination should be clearly explained in the proxy statement.

 While the funds will generally support the board's nominees, the following factors will be taken into account in determining each fund's vote:




FACTORS FOR APPROVAL                                   FACTORS AGAINST APPROVAL
--------------------                                   ------------------------
Nominated slate results in board comprised of a        Nominated slate results in board comprised of a majority of non-
majority of independent directors.                     independent directors.

All members of Audit, Nominating, and Compensation     Audit, Nominating, and/or Compensation committees include non-
committees are independent of management.              independent members.

                                                       Incumbent board member failed to attend at least 75% of meetings in the previous year.


                                                       Actions of committee(s) on which nominee serves are inconsistent with other guidelines (e.g., excessive option grants, substantial non-audit fees, lack of board independence).


B. CONTESTED DIRECTOR ELECTIONS

In the case of contested board elections, we will evaluate the nominees' qualifications, the performance of the incumbent board, as well as the rationale behind the dissidents' campaign, to determine the outcome that we believe will maximize shareholder value.

C. CLASSIFIED BOARDS


The funds will generally support proposals to declassify existing boards (whether proposed by management or shareholders), and will block efforts by companies to adopt classified board structures, in which only part of the board is elected each year.



II. APPROVAL OF INDEPENDENT AUDITORS



The  relationship  between  the  company  and its  auditors  should  be  limited primarily to the audit, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence. The funds will generally support management's recommendation for the ratification of the auditor, except in instances where audit and audit-related fees make up less than 50% of the total fees paid by the company to the audit firm. We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company
(regardless of its size relative to the audit fee) to determine whether independence has been compromised.



III. COMPENSATION ISSUES


A. STOCK-BASED COMPENSATION PLANS


Appropriately designed stock-based compensation plans, administered by an independent committee of the board and approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, the funds oppose plans that substantially dilute their ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.


 An independent compensation committee should have significant latitude to deliver varied compensation to motivate the company's employees. However, we will evaluate compensation proposals in the context of several factors (a company's industry, market capitalization, competitors for talent, etc.) to determine whether a particular plan or proposal balances the perspectives of employees and the company's other shareholders. We will evaluate each proposal on a case-by-case basis, taking all material facts and circumstances into account.

 The following factors will be among those considered in evaluating these proposals.



FACTORS FOR APPROVAL                                                     FACTORS AGAINST APPROVAL
--------------------                                                     ------------------------
Company requires senior executives to hold a minimum amount of company   Total potential dilution (including all stock-based plans)
stock (frequently expressed as a multiple of salary).                    shares outstanding.

Company requires stock acquired through option exercise to be held for   Annual option grants have exceeded 2% of shares
a certain period of time.                                                outstanding.

Compensation program includes performance-vesting awards, indexed        Plan permits repricing or replacement of options without
options or other performance-linked grants.                              shareholder approval.

Concentration of option grants to senior executives is limited           Plan provides for the issuance of reload options.
(indicating that the plan is very broad-based).

Stock-based compensation is clearly used as a substitute for cash in     Plan contains automatic share replenishment (evergreen)fea-
delivering market-competitive total pay.                                 ture



B. BONUS PLANS



Bonus plans, which must be periodically submitted for shareholder approval to qualify for deductibility under Section 162(m) of the IRC, should have clearly defined performance criteria and maximum awards expressed in dollars. Bonus plans with awards that are excessive, in both absolute terms and relative to a comparative group, generally will not be supported.



C. EMPLOYEE STOCK PURCHASE PLANS


The funds will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and that shares reserved under the plan comprise less than 5% of the outstanding shares.


D. EXECUTIVE SEVERANCE AGREEMENTS (GOLDEN PARACHUTES)


While executives' incentives for continued employment should be more significant than severance benefits, there are instances--particularly in the event of a change in control--in which severance arrangements may be appropriate. Severance benefits triggered by a change in control that do not exceed three times an executive's salary and bonus may generally be approved by the compensation committee of the board without submission to shareholders. Any such arrangement under which the beneficiary receives more than three times salary and bonus--or where severance is guaranteed absent a change in control--should be submitted for shareholder approval.


IV. CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS



The exercise of shareholder rights, in proportion to economic ownership, is a fundamental privilege of stock ownership that should not be unnecessarily limited. Such limits may be placed on shareholders' ability to act by corporate charter or by-law provisions, or by the adoption of certain takeover provisions. In general, the market for corporate control should be allowed to function without undue interference from these artificial barriers.

 The funds' positions on a number of the most commonly presented issues in this area are as follows:


A. SHAREHOLDER RIGHTS PLANS (POISON PILLS)


A company's adoption of a so-called poison pill effectively limits a potential acquirer's ability to buy a controlling interest without the approval of the target's board of directors. Such a plan, in conjunction with other takeover defenses, may serve to entrench incumbent management and directors. However, in other cases, a poison pill may force a suitor to negotiate with the board and result in the payment of a higher acquisition premium.

 In general, shareholders should be afforded the opportunity to approve shareholder rights plans within a year of their adoption. This provides the board with the ability to put a poison pill in place for legitimate defensive purposes, subject to subsequent approval by shareholders. In evaluating the approval of proposed shareholder rights plans, we will consider the following factors:


FACTORS FOR APPROVAL                           FACTORS AGAINST APPROVAL
--------------------                           ------------------------
Plan is relatively short-term (3-5 years).     Plan is long term (>5 years).

Plan requires shareholder approval             Renewal of plan is automatic or does not require shareholder approval.
for renewal.

Plan incorporates review by a committee        Ownership trigger is less than 15%.
of independent directors at least
every three years (so-called TIDE
provisions).

Plan includes permitted bid/qualified offer    Classified board.
feature (chewable pill) that mandates
shareholder vote in certain situations.

Ownership trigger is reasonable (15-20%).      Board with limited independence.

Highly independent, non-classified board.


B. CUMULATIVE VOTING


The funds are generally opposed to cumulative voting under the premise that it allows shareholders a voice in director elections that is disproportionate to their economic investment in the corporation.


C. SUPERMAJORITY VOTE REQUIREMENTS


The funds support shareholders' ability to approve or reject matters presented for a vote based on a simple majority. Accordingly, the funds will support proposals to remove supermajority requirements and oppose proposals to impose them.

D. RIGHT TO CALL MEETINGS AND ACT BY WRITTEN CONSENT


The funds support shareholders' right to call special meetings of the board (for good cause and with ample representation) and to act by written consent. The funds will generally vote for proposals to grant these rights to shareholders and against proposals to abridge them.


E. CONFIDENTIAL VOTING


The integrity of the voting process is enhanced substantially when shareholders (both institutions and individuals) can vote without fear of coercion or retribution based on their votes. As such, the funds support proposals to provide confidential voting.


F. DUAL CLASSES OF STOCK

We are opposed to dual class capitalization structures that provide disparate voting rights to different groups of shareholders with similar economic investments. We will oppose the creation of separate classes with different voting rights and will support the dissolution of such classes.


V. CORPORATE AND SOCIAL POLICY ISSUES



Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. The Board generally believes that these are "ordinary business matters" that are primarily the responsibility of management and should be evaluated and approved solely by the corporation's board of directors. Often, proposals may address concerns with which the Board philosophically agrees, but absent a compelling economic impact on shareholder value (e.g., proposals to require expensing of stock options), the funds will typically abstain from voting on these proposals. This reflects the belief that regardless of our philosophical perspective on the issue, these decisions should be the province of company management unless they have a significant, tangible impact on the value of a fund's investment and management is not responsive to the matter.



VI. VOTING IN FOREIGN MARKETS



Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among the markets outside the United States in which the funds may invest. Each fund's votes will be used, where applicable, to advocate for improvements in governance and disclosure by each fund's portfolio companies. We will evaluate issues presented to shareholders for each fund's foreign holdings in the context with the guidelines described above, as well as local market standards and best practices. The funds will cast their votes in a manner believed to be philosophically consistent with these guidelines, while taking into account differing practices by market. In addition, there may be instances in which the funds elect not to vote, as described below.


 Many foreign markets require that securities be "blocked" or reregistered to vote at a company's meeting. Absent an issue of compelling economic importance, we will generally not subject the fund to the loss of liquidity imposed by these requirements.


 The costs of voting (e.g., custodian fees, vote agency fees) in foreign markets may be substantially higher than for U.S. holdings. As such, the fund may limit its voting on foreign holdings in instances where the issues presented are unlikely to have a material impact on shareholder value.


VII. VOTING ON A FUND'S HOLDINGS OF OTHER VANGUARD FUNDS

Certain Vanguard funds (owner funds) may, from time to time, own shares of other Vanguard funds (underlying funds). If an underlying fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund.

VIII. THE PROXY VOTING GROUP


The Board has delegated the day-to-day operations of the funds' proxy voting process to the Proxy Voting Group, which the Committee oversees. While most votes will be determined, subject to the individual circumstances of each fund, by reference to the guidelines as separately adopted by each of the funds, there may be circumstances when the Proxy

Voting Group will refer proxy issues to the Committee for consideration. In addition, at any time, the Board has the authority to vote proxies, when, in the Board's or the Committee's discretion, such action is warranted.


 The Proxy Voting Group performs the following functions: (1) managing proxy voting vendors; (2) reconciling share positions; (3) analyzing proxy proposals using factors described in the guidelines; (4) determining and addressing potential or actual conflicts of interest that may be presented by a particular proxy; and (5) voting proxies. The Proxy Voting Group also prepares periodic and special reports to the Board, and any proposed amendments to the procedures and guidelines.

IX. THE PROXY OVERSIGHT COMMITTEE


The Board, including a majority of the independent trustees, appoints the members of the Committee who are senior officers of Vanguard, a majority of whom are also officers of each Vanguard fund.


 The Committee does not include anyone whose primary duties include external client relationship management or sales. This clear separation between the proxy voting and client relationship functions is intended to eliminate any potential conflict of interest in the proxy voting process. In the unlikely event that a member of the Committee believes he or she might have a conflict of interest regarding a proxy vote, that member must recuse him or herself from the committee meeting at which the matter is addressed, and not participate in the voting decision.

 The Committee works with the Proxy Voting Group to provide reports and other guidance to the Board regarding proxy voting by the funds. The Committee has an obligation to conduct its meetings and exercise its decision-making authority subject to the fiduciary standards of good faith, fairness and Vanguard's Code of Ethics. The Committee shall authorize proxy votes that the Committee determines, in its sole discretion, to be in the best interests of each fund's shareholders. In determining how to apply the guidelines to a particular factual situation, the Committee may not take into account any interest that would conflict with the interest of fund shareholders in maximizing the value of their investments.


 The Board may review these procedures and guidelines and modify them from time to time. The procedures and guidelines are available on Vanguard's website at www.vanguard.com.


 You may obtain a free copy of a report that details how the funds voted the proxies relating to the portfolio securities held by the funds for the prior 12-month period ended June 30 by logging on to Vanguard's internet site, at www.vanguard.com, or the SEC's website at www.sec.gov.


                              FINANCIAL STATEMENTS


Each Fund's Financial Statements for the fiscal year ended November 30, 2005, appearing in the Funds' 2005 Annual reports to Shareholders, and the reports thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of each Fund's performance, please see the Funds' Annual and Semiannual Reports to Shareholders, which may be obtained without charge.


                DESCRIPTION OF MUNICIPAL BONDS AND THEIR RATINGS

MUNICIPAL BONDS--GENERAL. Municipal Bonds generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal Bonds may also be issued to refinance outstanding obligations, as well as to obtain funds for general operating expenses and for loan to other public institutions and facilities.

 The two principal classifications of municipal bonds are "general obligation" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Funds may also invest in tax-exempt industrial development bonds, short-term municipal obligations, demand notes, and tax-exempt commercial paper.


 Industrial revenue bonds in most cases, are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities, or municipal agencies include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes, and short-term discount notes.


 Note obligations with demand or put options may have a stated maturity in excess of one year, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay in its discretion the outstanding principal of the note plus accrued interest upon a specific number of days' notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. The demand notes in which the Funds will invest are payable on not more than 397 days' notice. Each note purchased by the Funds will meet the quality criteria set out above for the Funds.


The yields of Municipal Bonds depend on, among other things, general money market conditions, conditions in the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service, Inc., Standard & Poor's, and other nationally recognized statistical rating organizations (NRSROs) represent their opinions of the quality of the municipal bonds rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon, and rating may have different yields, while municipal bonds of the same maturity and coupon, but with different ratings, may have the same yield. It will be the responsibility of the investment management staff to appraise independently the fundamental quality of the bonds held by the Funds.


 The Funds may purchase municipal bonds subject to so-called "demand features." In such cases the Funds may purchase a security that is nominally long-term but has many of the features of shorter-term securities. By virtue of this demand feature, the security will be deemed to have a maturity date that is earlier than its stated maturity date.

 From time to time proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of each Fund to achieve its investment objective. In that event, the Fund's trustees and officers would reevaluate the Fund's investment objective and policies and consider recommending to its shareholders changes in such objective and policies.


 Similarly, from time to time proposals have been introduced before state and local legislatures to restrict or eliminate the state and local income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of each Fund to achieve its respective investment objective. In that event, the Fund's trustees and officers would reevaluate its investment objective and policies and consider recommending to its shareholders changes in such objective and policies. (For more information please refer to "State Risk Factors" beginning on page B-16.)



EXCERPTS FROM MOODY'S MUNICIPAL BOND RATINGS:


 AAA--Judged to be of the "best quality" and are referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure.

 AA--Judged to be of "high quality by all standards." Margins of protection or other elements make long-term risks appear somewhat larger than Aaa-rated municipal bonds. Together with Aaa group they make up what are generally know as "high grade bonds".

 A--Possess many favorable investment attributes and are considered "upper-medium-grade obligations." Factors giving security to principal and interest of A-rated municipal bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

 BAA--Considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

 BA--Protection of principal and interest payments may be very moderate. Judged to have speculative elements. Their future cannot be considered as well-assured.

 B--Lack characteristics of a desirable investment. Assurance of interest and principal payments over any long period of time may be small.

 CAA--Poor standing. May be in default or there may be present elements of danger with respect to principal and interest.

 CA--Speculative in a high degree. Often in default.

 C--Lowest rated class of bonds. Issues so rated can be regarded as having extremely poor prospects for ever attaining any real investment standing.


DESCRIPTION OF MOODY'S RATINGS OF STATE AND MUNICIPAL NOTES:


Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade (MIG). Symbols used will be as follows:

 MIG-1--Best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

 MIG-2--High quality with margins of protection ample although not so large as in the preceding group.

DESCRIPTION OF MOODY'S HIGHEST COMMERCIAL PAPER RATING:

 PRIME-1 (P-1)--Judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk.


EXCERPTS FROM STANDARD & POOR'S MUNICIPAL BOND RATINGS:


 AAA--Has the highest rating assigned by Standard & Poor's. Extremely strong capacity to pay principal and interest.


 AA--Has a very strong capacity to pay interest and repay principal and differs from higher rated issues only in a small degree.


 A--Has a strong capacity to pay principal and interest, although somewhat more susceptible to the adverse changes in circumstances and economic conditions.

 BBB--Regarded as having an adequate capacity to pay principal and interest. Normally exhibit adequate protection parameters but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for bonds in A category.

 BB, B, CCC, CC-- Predominately speculative with respect to capacity to pay interest and repay principal in accordance with terms of obligation. BB indicates the lowest degree of speculation and CC the highest.

 D--In default, and payment of principal and/or interest is in arrears.

 The ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


DESCRIPTION OF STANDARD & POOR'S RATING OF MUNICIPAL NOTE ISSUES:



 SP-1+ --Very strong capacity to pay principal and interest.


 SP-1 --Strong capacity to pay principal and interest.

DESCRIPTION OF STANDARD & POOR'S HIGHEST COMMERCIAL PAPER RATINGS:

 A-1+ --This designation indicates the degree of safety regarding timely payment is overwhelming.

 A-1 --This designation indicates the degree of safety regarding timely payment is very strong.

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                                                                   SAI075 062006